SL GREEN REALTY CORP.

THIRD QUARTER 2016 SUPPLEMENTAL DATA

September 30, 2016

SL Green Realty Corp. is a fully integrated, self-administered and self-managed Real Estate Investment Trust, or REIT, that primarily acquires, owns, manages, leases and repositions office properties in emerging, high-growth submarkets of Manhattan.

•	SL Green’s common stock is listed on the New York Stock Exchange, and trades under the symbol SLG.

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SL Green maintains an internet site at www.slgreen.com at which most key investor relations data pertaining to dividend declaration, payout, current and historic share price, etc. can be found. Such information is not incorporated into this supplemental financial package. This supplemental financial package is available through the Company’s internet site.

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This data is furnished to supplement audited and unaudited regulatory filings of the Company and should be read in conjunction with those filings. The financial data herein is unaudited and is provided from the perspective of timeliness to assist readers of quarterly and annual financial filings. As such, data otherwise contained in future regulatory filings covering the same period may restate the data presented herein.

Questions pertaining to the information contained herein should be referred to Investor Relations at investor.relations@slgreen.com or at 212-594-2700.

Ratings
Ratings are not recommendations to buy, sell or hold the Company’s securities.

SLG Interest
We highlight to investors that 'SLG Interest' is computed by multiplying each financial statement line items by the Company's percentage ownership in the respective joint ventures and may not accurately depict the legal and economic implications of holding a non-controlling interest in the joint ventures.

Forward-looking Statement
This press release includes certain statements that may be deemed to be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and are intended to be covered by the safe harbor provisions thereof. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that we expect, believe or anticipate will or may occur in the future, are forward-looking statements. Forward-looking statements are not guarantees of future performance and we caution you not to place undue reliance on such statements. Forward-looking statements are generally identifiable by the use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend," "project," "continue," or the negative of these words, or other similar words or terms.

Forward-looking statements contained in this press release are subject to a number of risks and uncertainties, many of which are beyond our control, that may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by forward-looking statements made by us. Factors and risks to our business that could cause actual results to differ from those contained in the forward-looking statements are described in our filings with the Securities and Exchange Commission. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of future events, new information or otherwise.

The following discussion related to the consolidated financial statements of the Company should be read in conjunction with the financial statements for the quarter ended September 30, 2016 that will be released on Form 10-Q to be filed on or before November 9, 2016.

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TABLE OF CONTENTS

Highlights of Current Period Financial Performance

Unaudited Financial Statements
Supplemental Definitions	4
Corporate Profile	5
Highlights	6-13
Comparative Balance Sheets	14-15
Comparative Statements of Operations	16
Comparative Computation of FFO and FAD	17
Consolidated Statement of Equity	18
Joint Venture Statements	19-21

Selected Financial Data	22-25
Debt Summary Schedule	26-28
Summary of Ground Lease Arrangements	29

Debt and Preferred Equity Investments	30-32

Selected Property Data
Composition of Property Portfolio	33-40
Largest Tenants	41
Tenant Diversification	42
Leasing Activity Summary	43-47
Annual Lease Expirations	48-50

Summary of Real Estate Acquisition/Disposition Activity	51-55
Corporate Information	56
Analyst Coverage	57

3

SUPPLEMENTAL DEFINITIONS

Annualized rent is calculated as monthly base rent and escalations per the lease, as of a certain date, multiplied by 12.

Debt service coverage is adjusted EBITDA divided by total interest and principal payments.

EBITDA is calculated by adding transaction related costs and losses on early extinguishment of debt to operating income. Adjusted EBITDA is calculated by adding income taxes, loan loss reserves and our share of joint venture depreciation and amortization to EBITDA.

Fixed charge is the total payments for interest, principal amortization, ground leases and preferred stock dividend.

Fixed charge coverage is adjusted EBITDA divided by fixed charge.

Funds available for distribution (FAD) is defined as FFO plus non-real estate depreciation, allowance for straight line credit loss, adjustment for straight line ground rent, non-cash deferred compensation, a pro-rata adjustment for FAD for SLG’s unconsolidated JV, less straight line rental income, free rent net of amortization, second cycle tenant improvement and leasing costs, and recurring building improvements.

Funds from operations (FFO) is defined under the White Paper approved by the Board of Governors of NAREIT in April 2002, as amended, as net income (loss) (computed in accordance with GAAP), sales of properties and real estate related impairment charges, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.

Interest coverage is adjusted EBITDA divided by total interest expense.

Junior Mortgage Participations are subordinate interests in first mortgages.

Mezzanine Debt Loans are loans secured by ownership interests.

Percentage leased represents the percentage of leased square feet, including month-to-month leases, to total rentable square feet owned, as of the date reported. Space is considered leased when the tenant has either taken physical or economic occupancy.

Preferred Equity Investments are equity investments entitled to preferential returns that are senior to common equity.

Recurring capital expenditures represents non-incremental building improvements and leasing costs required to maintain current revenues. Recurring capital expenditures do not include immediate building improvements that were taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to “operating standard.”

Redevelopment costs are non-recurring capital expenditures incurred in order to improve buildings to SLG’s “operating standards.” These building costs are taken into consideration during the underwriting for a given property’s acquisition.

Same-store NOI growth is the change in the NOI of the same-store properties from the prior year reporting period to the current year reporting period.

Same-store properties include all properties that were owned in the same manner during both the current and prior year, and excludes development properties prior to being stabilized for both the current and prior year.

Second generation TIs and LCs are tenant improvements, lease commissions, and other leasing costs incurred during leasing of second generation space. Costs incurred prior to leasing available square feet are not included until such space is leased. Second generation space excludes square footage vacant at acquisition.

SLG’s share of total debt to market capitalization is calculated as SLG’s share of total debt divided by the sum of total debt plus market equity and preferred stock at liquidation value. SLG’s share of total debt includes total consolidated debt plus SLG’s pro rata share of the debt of unconsolidated joint ventures. Market equity assumes conversion of all OP units into common stock.

Total square feet owned represents 100% of the square footage of properties either owned directly by SLG or in which SLG has an interest (e.g. joint ventures).

4

CORPORATE PROFILE

SL Green Realty Corp., an S&P 500 company and New York City's largest office landlord, is a fully integrated real estate investment trust, or REIT, that is focused primarily on acquiring, managing, and maximizing value of Manhattan commercial properties.

Our core business is the ownership of high-quality commercial properties, and our primary business objective is to maximize the total return to stockholders, through strategically acquiring, redeveloping, and repositioning office properties primarily located in Manhattan, and re-leasing and managing these properties for maximum cash flow. The commercial real estate expertise resulting from owning, operating, investing, and lending in Manhattan for over 34 years has enabled us to invest in a collection of premier office and retail properties, selected multifamily residential assets, and high-quality debt and preferred equity investments.

As of September 30, 2016, the Company held interests in 125 Manhattan buildings totaling 46.6 million square feet. This included ownership interests in 28.1 million square feet of commercial buildings and debt and preferred equity investments secured by 18.6 million square feet of buildings. In addition, the Company held ownership interests in 30 suburban buildings totaling 4.8 million square feet in Brooklyn, Long Island, Westchester County, Connecticut and New Jersey.

5

THIRD QUARTER 2016 HIGHLIGHTS Unaudited

Summary
New York, NY, October 19, 2016 - SL Green Realty Corp. (the "Company") (NYSE: SLG) today reported net income attributable to common stockholders for the quarter ended September 30, 2016 of $34.3 million, or $0.34 per share as compared to net income attributable to common stockholders of $163.7 million, or $1.64 per share for the same quarter in 2015. Net income attributable to common stockholders for the quarter ended September 30, 2016 includes $0.6 million, or $0.01 per share, of net gains recognized from the sale of real estate as compared to $155.8 million, or $1.50 per share, of net gains recognized from the sale of real estate for the same quarter in 2015.
The Company also reported net income attributable to common stockholders for the nine months ended September 30, 2016 of $190.9 million, or $1.90 per share as compared to net income attributable to common stockholders of $167.8 million, or $1.68 per share for the same period in 2015. Net income attributable to common stockholders for the nine months ended September 30, 2016 includes $244.0 million, or $2.33 per share, of net gains recognized from the sale of real estate as compared to $169.5 million, or $1.64 per share, of net gains recognized from the sale of real estate for the same period in 2015.
The Company reported funds from operations, or FFO, for the quarter ended September 30, 2016 of $171.6 million, or $1.63 per share, net of transaction related costs of $5.6 million, or $0.05 per share, as compared to FFO for the same period in 2015 of $171.5 million, or $1.65 per share, net of transaction related costs of $5.9 million, or $0.06 per share. Third quarter 2016 FFO includes $41.1 million, or $0.39 per share, of additional income related to the recapitalization of a debt investment, offset by $19.6 million, or $0.19 per share, of lost income and accounting write-offs related to space previously leased to Aeropostale at 1515 Broadway.
The Company also reported FFO for the nine months ended September 30, 2016 of $719.1 million, or $6.86 per share, net of transaction related costs of $9.0 million, or $0.09 per share, as compared to FFO for the same period in 2015 of $494.6 million, or $4.77 per share, net of transaction related costs of $10.1 million, or $0.10 per share.
All per share amounts in this press release are presented on a diluted basis.
Operating and Leasing Activity
For the quarter ended September 30, 2016, the Company reported consolidated revenues and operating income of $416.7 million and $232.8 million, respectively, compared to $432.1 million and $258.5 million, respectively, for the same period in 2015. For the nine months ended September 30, 2016, the Company reported consolidated revenues and operating income of $1.5 billion and $974.6 million, respectively, compared to $1.2 billion and $742.8 million, respectively, for the same period in 2015.
Same-store cash NOI on a combined basis increased by 1.6% to $177.4 million for the quarter ended September 30, 2016 as compared to the same period in 2015. For the quarter, consolidated property same-store cash NOI increased by 1.7% to $158.1 million and unconsolidated joint venture property same-store cash NOI increased by 0.3% to $19.4 million in 2016 as compared to the same period in 2015.
Same-store cash NOI on a combined basis increased by 6.0% to $538.6 million for the nine months ended September 30, 2016 as compared to $508.0 million for the same period in 2015. For the nine months ended September 30, 2016, consolidated property same-store cash NOI increased by 6.0% to $480.0 million and unconsolidated joint venture property same-store cash NOI increased by 6.2% to $58.6 million, as compared to the same period in 2015.
During the third quarter, the Company signed 41 office leases in its Manhattan portfolio totaling 1,282,518 square feet. Twenty-seven leases comprising 1,113,043 square feet, representing office leases

6

THIRD QUARTER 2016 HIGHLIGHTS Unaudited

on space that had been occupied within the prior twelve months, are considered replacement leases on which mark-to-market is calculated.  Those replacement leases had average starting rents of $74.34 per rentable square foot, representing a 28.6% increase over the previously fully escalated rents on the same office spaces.  The average lease term on the Manhattan office leases signed in the third quarter was 15.7 years and average tenant concessions were 4.8 months of free rent with a tenant improvement allowance of $54.51 per rentable square foot.
During the first nine months of 2016, the Company signed 138 office leases in its Manhattan portfolio totaling 2,753,254 square feet. One hundred eight leases comprising 2,421,221 square feet, representing office leases on space that had been occupied within the prior twelve months, are considered replacement leases on which mark-to-market is calculated. Those replacement leases had average starting rents of $71.09 per rentable square foot, representing a 28.5% increase over the previously fully escalated rents on the same office spaces.  The average lease term on the Manhattan office leases signed in the first nine months of 2016 was 12.4 years and average tenant concessions were 4.1 months of free rent with a tenant improvement allowance of $45.65 per rentable square foot.
Manhattan same-store occupancy was 97.5% at September 30, 2016, inclusive of 238,234 square feet of leases signed but not yet commenced as compared to 97.3% at September 30, 2015 and 97.4% at June 30, 2016.
During the third quarter, the Company signed 22 office leases in its Suburban portfolio totaling 156,002 square feet. Nine leases comprising the remaining 54,514 square feet, representing office leases on space that had been occupied within the prior twelve months, are considered replacement leases on which mark-to-market is calculated.  Those replacement leases had average starting rents of $33.09 per rentable square foot, representing a 4.4% increase over the previously fully escalated rents on the same office spaces. The average lease term on the Suburban office leases signed in the third quarter was 6.6 years and average tenant concessions were 6.1 months of free rent with a tenant improvement allowance of $23.99 per rentable square foot.
During the first nine months of 2016, the Company signed 65 office leases in its Suburban portfolio totaling 555,933 square feet. Thirty-seven leases comprising the remaining 334,179 square feet, representing office leases on space that had been occupied within the prior twelve months, are considered replacement leases on which mark-to-market is calculated.  Those replacement leases had average starting rents of $38.72 per rentable square foot, representing a 5.3% increase over the previously fully escalated rents on the same office spaces. The average lease term on the Suburban office leases signed in the first nine months of 2016 was 7 years and average tenant concessions were 6.4 months of free rent with a tenant improvement allowance of $27.52 per rentable square foot.
Same-store occupancy for the Company's Suburban portfolio was 85.4% at September 30, 2016, inclusive of 67,639 square feet of leases signed but not yet commenced as compared to 84.3% at September 30, 2015 and 83.9% at June 30, 2016.
Significant leases that were signed during the third quarter included:

•	Renewal on 603,650 square feet with Penguin Random House at 1745 Broadway, bringing the remaining lease term to 16.8 years;

•	New lease on 308,115 square feet with Visiting Nurse Service of New York at 220 East 42nd Street for 30.5 years;

•	Renewal on 64,111 square feet with Omnicom Group at 220 East 42nd Street bringing the remaining lease terms to 15.6 years;

•	Renewal on 28,650 square feet with Newmark & Company at 110 East 42nd Street bringing the remaining lease terms to 15.1 years;

7

THIRD QUARTER 2016 HIGHLIGHTS Unaudited

•	New lease on 34,393 square feet with Pace University at 100 Summit Lake Drive in Valhalla, New York, for 11.0 years; and

•	New lease on 16,210 square feet with Canon U.S.A, Inc. at 125 Chubb Way, Lyndhurst, New Jersey, for 7.8 years.
Marketing, general and administrative, or MG&A, expenses for the quarter ended September 30, 2016 were $25.5 million, or 5.2% of total combined revenues and an annualized 53 basis points of total combined assets.
Real Estate Investment Activity
In October, the Company closed on the sale of a 49% interest in the entity that owns 400 East 57th Street at a gross asset valuation of $170.0 million and obtained a new 10-year $100 million mortgage loan, which bears interest at a fixed rate of 3.0%, replacing the previous $66.7 million mortgage loan, which bore interest at a fixed rate of 4.13%. The Company recognized net proceeds of $65.0 million from the recapitalization of the property.
In August, the Company closed on the sale of a 40% interest in Eleven Madison Avenue to PGIM Real Estate, the real estate investment business of PGIM, Inc., the global investment management businesses of Prudential Financial, Inc. (NYSE: PRU) for a total gross asset valuation of $2.6 billion, inclusive of the costs associated with lease stipulated improvements to the property. PGIM Real Estate has a one-year option to acquire an additional 9% stake in the venture at the same total gross property valuation of $2.6 billion. The Company received $484.2 million in cash proceeds from the sale. The partnership is seeking a modification to the mortgage on the property, which, if not obtained within six months after the closing, may result in the Company repurchasing the sold interest. The modification is expected to be granted during the fourth quarter of 2016.
In July, the Company sold 500 West Putnam Avenue, a 121,500-square-foot office property located in Greenwich, Connecticut, for a gross sale price of $41.0 million, or $337 per square foot. The transaction closed in July and the Company recognized net proceeds of $39.5 million.
Debt and Preferred Equity Investment Activity
The carrying value of the Company’s debt and preferred equity investment portfolio totaled $1.5 billion at September 30, 2016 at a weighted average current yield of 9.2%, excluding $0.3 billion of debt and preferred equity investments that are included in other balance sheet line items for accounting purposes. During the third quarter, the Company originated new debt and preferred equity investments totaling $472.0 million, of which $434.5 million was retained and $309.6 million was funded, at a weighted average current yield of 9.2%. During the third quarter, the Company recorded $239.3 million of principal reductions from investments that were repaid and sold/syndicated.
Financing Activity
In September, the Company closed on $1.5 billion of construction financing for One Vanderbilt Avenue. The facility, which paves the way for the development of the 1,401 foot tower adjacent to Grand Central Terminal, was led by Wells Fargo Bank, N.A. as Administrative Agent, The Bank of New York Mellon, JP Morgan Chase Bank, TD Bank, N.A., and Bank of China, as Syndication Agents, and Landesbank Baden-Württemberg as Documentation Agent, has a term of up to 7 years and bears interest at a floating interest rate of 3.50% over LIBOR, with the ability to reduce the spread to as low as 3.00% upon achieving certain pre-leasing and completion milestones.
In September, the Company closed on the expansion of its unsecured corporate credit facility by $250.0 million, to $2.783 billion. The term loan portion of the facility, which matures in June 2019, has been increased from $933.0 million to $1.183 billion while the revolving line of credit portion of the facility, which matures in March 2020, remains at $1.6 billion.

8

THIRD QUARTER 2016 HIGHLIGHTS Unaudited

In July, the Company, along with its joint venture partner, closed on the refinancing of 650 Fifth Avenue. The $97.0 million facility has a 2-year term (subject to two 1-year extension options), carries a floating interest rate of LIBOR plus 3.75%, and replaces the previous $65.0 million of indebtedness on the property.
Dividends
During the third quarter of 2016, the Company declared quarterly dividends on its outstanding common and preferred stock as follows:

•	$0.72 per share of common stock, which was paid on October 17, 2016 to shareholders of record on the close of business on September 30, 2016; and

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$0.40625 per share on the Company's 6.50% Series I Cumulative Redeemable Preferred Stock for the period July 15, 2016 through and including October 14, 2016, which was paid on October 17, 2016 to shareholders of record on the close of business on September 30, 2016, and reflects the regular quarterly dividend, which is the equivalent of an annualized dividend of $1.625 per share.

Annual Institutional Investor Conference
The Company will host its Annual Institutional Investor Conference on Monday, December 5, 2016 in New York City beginning at 9:00am EST. For more information on the Conference, please email SLG2016@slgreen.com .

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KEY FINANCIAL DATA Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	9/30/2016	6/30/2016	3/31/2016	12/31/2015	9/30/2015
Earnings Per Share
Net income available to common stockholders - diluted	$0.34	$1.33	$0.23	$0.96	$1.64
Funds from operations (FFO) available to common stockholders - diluted	$1.63	$3.39	$1.84	$1.61	$1.65

Common Share Price & Dividends
Closing price at the end of the period	$108.10	$106.47	$96.88	$112.98	$108.16
Closing high price during period	$119.20	$106.72	$110.92	$121.80	$116.97
Closing low price during period	$102.56	$95.51	$80.54	$108.56	$100.95
Common dividend per share	$0.72	$0.72	$0.72	$0.72	$0.60

FFO payout ratio (trailing 12 months)	34.0%	32.5%	39.3%	39.6%	38.7%
Funds available for distribution (FAD) payout ratio (trailing 12 months)	61.9%	58.5%	71.0%	77.5%	60.2%

Common Shares & Units
Common shares outstanding	100,264	100,164	100,081	99,975	99,659
Units outstanding	4,495	4,504	4,001	3,746	3,875
Total common shares and units outstanding	104,759	104,668	104,082	103,721	103,534

Weighted average common shares and units outstanding - basic	104,730	104,476	104,025	103,587	103,522
Weighted average common shares and units outstanding - diluted	105,143	104,792	104,259	104,055	103,929

Market Capitalization
Market value of common equity	$11,324,448	$11,144,002	$10,083,464	$11,718,399	$11,198,237
Liquidation value of preferred equity/units	532,309	532,460	534,869	512,516	512,516
Consolidated debt (1)	6,237,641	7,796,092	9,796,167	10,434,748	10,130,502
Consolidated market capitalization	$18,094,398	$19,472,554	$20,414,500	$22,665,663	$21,841,255
SLG portion of JV debt	2,694,274	1,854,131	1,690,200	1,718,031	1,683,320
Combined market capitalization	$20,788,672	$21,326,685	$22,104,700	$24,383,694	$23,524,575

Consolidated debt to market capitalization (2)	34.5%	40.0%	48.0%	46.0%	46.4%
Combined debt to market capitalization (2)	43.0%	45.2%	52.0%	49.8%	50.2%

Consolidated debt service coverage (trailing 12 months)	3.33x	3.29x	2.88x	2.85x	2.78x
Consolidated fixed charge coverage (trailing 12 months)	2.89x	2.87x	2.52x	2.50x	2.45x
Combined debt service coverage (trailing 12 months)	2.93x	2.90x	2.54x	2.52x	2.47x
Combined fixed charge coverage (trailing 12 months)	2.57x	2.56x	2.25x	2.23x	2.20x

(1) Includes debt associated with assets held for sale.
(2) Includes the liquidation value of preferred equity/units.

Supplemental Information	10	Third Quarter 2016

KEY FINANCIAL DATA Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	9/30/2016	6/30/2016	3/31/2016	12/31/2015	9/30/2015
Selected Balance Sheet Data
Real estate assets before depreciation	$12,608,861	$15,015,226	$16,550,051	$16,718,324	$16,381,149
Investments in unconsolidated joint ventures	$1,860,912	$1,126,486	$1,146,085	$1,203,858	$1,239,008
Debt and preferred equity investments	$1,453,234	$1,357,181	$1,378,616	$1,670,020	$1,501,619
Cash and cash equivalents	$405,896	$276,226	$316,205	$255,399	$244,360
Investment in marketable securities	$60,352	$39,339	$43,915	$45,138	$46,432

Total assets	$15,790,942	$17,544,223	$19,585,715	$19,727,426	$19,382,712

Fixed rate & hedged debt	$5,226,651	$6,344,936	$6,887,280	$7,232,254	$7,137,994
Variable rate debt (1)	1,010,990	1,451,155	2,908,887	3,173,494	2,992,508
Total consolidated debt	$6,237,641	$7,796,091	$9,796,167	$10,405,748	$10,130,502
Deferred financing costs, net of amortization	(87,591)	(101,521)	(105,543)	(130,515)	(107,858)
Total consolidated debt, net	$6,150,050	$7,694,570	$9,690,624	$10,275,233	$10,022,644

Total liabilities	$7,275,544	$9,008,192	$11,178,777	$11,301,387	$11,005,016

Fixed rate & hedged debt - including SLG portion of JV debt	$6,720,214	$6,998,500	$7,895,076	$8,275,130	$8,085,553
Variable rate debt - including SLG portion of JV debt (1)	2,211,700	2,651,723	3,591,291	3,848,649	3,728,269
Total combined debt	$8,931,914	$9,650,223	$11,486,367	$12,123,779	$11,813,822

Selected Operating Data
Property operating revenues	$334,612	$465,425	$391,218	$367,843	$366,719
Property operating expenses	(151,896)	(145,755)	(149,502)	(144,077)	(147,909)
Property NOI	$182,716	$319,670	$241,716	$223,766	$218,810
SLG share of property NOI from JVs	44,369	36,306	36,124	33,488	32,307
Total property NOI - combined	$227,085	$355,976	$277,840	$257,254	$251,117
Investment income	75,396	44,214	54,737	44,540	49,328
Other income	6,673	107,975	9,489	13,007	16,019
Marketing general & administrative expenses	(25,458)	(24,484)	(24,032)	(22,734)	(23,475)
SLG share of investment income and other income from JVs	5,389	3,953	8,547	6,391	6,497
EBITDA - combined	$289,085	$487,634	$326,581	$298,458	$299,486

(1) Does not reflect $1.3 billion of floating rate debt and preferred equity investments that provide a hedge against floating rate debt.

Supplemental Information	11	Third Quarter 2016

KEY FINANCIAL DATA Manhattan Properties (1) Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	9/30/2016	6/30/2016	3/31/2016	12/31/2015	9/30/2015

Selected Operating Data
Property operating revenues	$301,165	$432,422	$361,584	$338,254	$334,809
Property operating expenses	133,725	127,057	131,267	124,302	127,382
Property NOI	$167,440	$305,365	$230,317	$213,952	$207,427

Other income - consolidated	$1,951	$95,333	$1,648	$3,088	$7,337

SLG share of property NOI from unconsolidated JV	$44,249	$36,083	$40,714	$36,171	$35,145

Portfolio Statistics
Consolidated office buildings in service	24	25	27	27	26
Unconsolidated office buildings in service	7	6	6	5	6
	31	31	33	32	32

Consolidated office buildings in service - square footage	16,054,606	18,368,606	21,003,606	21,003,606	20,700,091
Unconsolidated office buildings in service - square footage	6,558,139	4,244,139	4,244,139	3,024,981	3,328,496
	22,612,745	22,612,745	25,247,745	24,028,587	24,028,587

Same-store combined office occupancy (consolidated + JV)	96.3%	96.5%	96.2%	96.2%	96.7%
Same-store combined office occupancy inclusive of leases signed not yet commenced	97.5%	97.4%	97.4%	97.2%	97.3%

Office Leasing Statistics
Total office leases commenced	42	50	47	42	38

Commenced office square footage filling vacancy	109,247	37,556	643,979	91,396	56,387
Commenced office square footage on previously occupied space (M-T-M leasing) (2)	1,085,757	661,197	617,028	299,375	232,629
Total office square footage commenced	1,195,004	698,753	1,261,007	390,771	289,016

Average starting cash rent psf - office leases commenced	$73.22	$67.55	$70.66	$65.48	$70.45
Previously escalated cash rent psf - office leases commenced	$61.84	$60.41	$48.71	$56.80	$55.57
Increase in new cash rent over previously escalated cash rent (2)	18.4%	11.8%	45.1%	15.3%	26.8%
Average lease term	10.5	6.8	13.0	9.1	7.8
Tenant concession packages psf	$40.40	$20.64	$57.64	$23.70	$39.44
Free rent months	4.2	2.6	7.5	4.1	3.7

(1) Property data for in service buildings only.
(2) Calculated on space that was occupied within the previous 12 months.

Supplemental Information	12	Third Quarter 2016

KEY FINANCIAL DATA Suburban Properties (1) Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	9/30/2016	6/30/2016	3/31/2016	12/31/2015	9/30/2015

Selected Operating Data
Property operating revenues	$28,942	$28,276	$27,934	$29,897	$30,231
Property operating expenses	15,211	14,838	14,891	16,247	16,221
Property NOI	$13,731	$13,438	$13,043	$13,650	$14,010

Other income - consolidated	$118	$624	$759	$80	$240

SLG share of property NOI from unconsolidated JV	$120	$228	$647	$409	$271

Portfolio Statistics
Consolidated office buildings in service	25	26	26	26	28
Unconsolidated office buildings in service	2	2	2	3	3
	27	28	28	29	31

Consolidated office buildings in service - square footage	4,113,800	4,235,300	4,235,300	4,235,300	4,450,400
Unconsolidated office buildings in service - square footage	640,000	640,000	640,000	705,641	705,641
	4,753,800	4,875,300	4,875,300	4,940,941	5,156,041

Same-store combined office occupancy (consolidated + JV)	83.7%	82.9%	84.3%	81.4%	82.6%
Same-store combined office occupancy inclusive of leases signed not yet commenced	85.4%	83.9%	84.9%	83.3%	84.3%

Office Leasing Statistics
Total office leases commenced	20	19	34	30	19

Commenced office square footage filling vacancy	43,111	63,105	112,469	43,516	59,812
Commenced office square footage on previously occupied space (M-T-M leasing) (2)	77,869	104,704	203,690	167,798	80,403
Total office square footage commenced	120,980	167,809	316,159	211,314	140,215

Average starting cash rent psf - office leases commenced	$35.40	$38.42	$37.66	$32.16	$33.64
Previously escalated cash rent psf - office leases commenced	$34.61	$37.46	$35.84	$31.58	$35.48
Increase/(decrease) in new cash rent over previously escalated cash rent (2)	2.3%	2.8%	5.1%	1.8%	(5.2)%
Average lease term	5.5	9.4	6.7	5.9	6.4
Tenant concession packages psf	$26.04	$36.77	$30.61	$25.56	$30.19
Free rent months	3.1	8.8	5.4	3.4	5.1

(1) Property data for in service buildings only.
(2) Calculated on space that was occupied within the previous 12 months.

Supplemental Information	13	Third Quarter 2016

COMPARATIVE BALANCE SHEETS Unaudited (In Thousands, Except Per Share Data)

	9/30/2016	6/30/2016	3/31/2016	12/31/2015	9/30/2015
Assets
Commercial real estate properties, at cost:
Land and land interests	$3,347,482	$4,108,821	$4,115,982	$4,779,159	$4,689,031
Building and improvements	7,777,647	9,362,614	9,334,385	10,423,739	10,079,151
Building leasehold and improvements	1,436,287	1,435,255	1,431,238	1,431,259	1,425,299
Properties under capital lease	47,445	47,445	47,445	47,445	47,445
	12,608,861	14,954,135	14,929,050	16,681,602	16,240,926
Less: accumulated depreciation	(2,190,142)	(2,166,059)	(2,100,109)	(2,060,706)	(1,979,824)
Net real estate	10,418,719	12,788,076	12,828,941	14,620,896	14,261,102

Other real estate investments:
Investment in unconsolidated joint ventures	1,860,912	1,126,486	1,146,085	1,203,858	1,239,008
Debt and preferred equity investments, net (1)	1,453,234	1,357,181	1,378,616	1,670,020	1,501,619

Assets held for sale, net	117,159	39,642	1,891,575	34,981	117,885
Cash and cash equivalents	405,896	276,226	316,205	255,399	244,360
Restricted cash	100,195	166,905	179,938	233,578	279,592
Investment in marketable securities	60,352	39,339	43,915	45,138	46,432
Tenant and other receivables, net of $18,278 reserve at 9/30/16	55,976	57,551	55,441	63,491	66,896
Related party receivables	14,840	13,059	15,148	10,650	11,089
Deferred rents receivable, net of reserve for
tenant credit loss of $24,922 at 9/30/16	430,642	443,981	428,334	498,776	467,627
Deferred costs, net	252,179	256,303	246,503	239,920	235,079
Other assets	620,838	979,474	1,055,014	850,719	912,023

Total Assets	$15,790,942	$17,544,223	$19,585,715	$19,727,426	$19,382,712

(1) Excludes debt and preferred equity investments totaling $338.0 million with a weighted average current yield of 7.84% that are included in other balance sheet line items.

Supplemental Information	14	Third Quarter 2016

COMPARATIVE BALANCE SHEETS Unaudited (In Thousands, Except Per Share Data)

	9/30/2016	6/30/2016	3/31/2016	12/31/2015	9/30/2015
Liabilities
Mortgages and other loans payable	$4,024,896	$5,608,400	$5,671,700	$6,992,504	$6,865,383
Term loan and senior unsecured notes	2,313,616	2,070,341	2,067,117	2,319,244	2,216,120
Revolving credit facility	—	285,000	775,000	994,000	949,000
Deferred financing costs	(87,591)	(101,521)	(105,543)	(130,515)	(107,858)
Total debt, net of deferred financing costs	6,250,921	7,862,220	8,408,274	10,175,233	9,922,645
Accrued interest	30,734	36,378	36,941	42,406	43,632
Other liabilities	218,404	243,011	247,950	168,477	160,592
Accounts payable and accrued expenses	178,946	189,690	168,322	196,213	173,228
Deferred revenue	237,548	384,145	414,686	399,102	428,334
Capitalized lease obligations	41,951	41,751	41,554	41,360	41,171
Deferred land lease payable	2,419	2,236	2,010	1,783	1,557
Dividends and distributions payable	81,392	80,555	80,038	79,790	67,109
Security deposits	67,709	68,199	67,001	68,023	66,654
Liabilities related to assets held for sale	65,520	7	1,612,001	29,000	94
Junior subordinated deferrable interest debentures	100,000	100,000	100,000	100,000	100,000
Total liabilities	7,275,544	9,008,192	11,178,777	11,301,387	11,005,016

Noncontrolling interest in operating partnership
(4,495 units outstanding) at 9/30/16	490,440	486,452	407,046	424,206	423,421
Preferred units	302,310	302,460	304,869	282,516	282,516

Equity
Stockholders' Equity:
Series I Perpetual Preferred Shares	221,932	221,932	221,932	221,932	221,932
Common stock, $0.01 par value, 160,000 shares authorized, 100,319
issued and outstanding at 9/30/16, including 1,055 shares held in treasury	1,013	1,003	1,002	1,001	998
Additional paid–in capital	5,596,026	5,466,593	5,451,787	5,439,735	5,268,379
Treasury stock	(124,049)	(10,000)	(10,000)	(10,000)	(10,000)
Accumulated other comprehensive loss	(14,074)	(16,558)	(17,222)	(8,749)	(15,821)
Retained earnings	1,612,707	1,655,320	1,620,669	1,643,546	1,772,833
Total SL Green Realty Corp. stockholders' equity	7,293,555	7,318,290	7,268,168	7,287,465	7,238,321

Noncontrolling interest in other partnerships	429,093	428,829	426,855	431,852	433,438

Total equity	7,722,648	7,747,119	7,695,023	7,719,317	7,671,759

Total Liabilities and Equity	$15,790,942	$17,544,223	$19,585,715	$19,727,426	$19,382,712

Supplemental Information	15	Third Quarter 2016

COMPARATIVE STATEMENT OF OPERATIONS Unaudited (Dollars in Thousands Except Per Share)

	Three Months Ended		Three Months Ended	Nine Months Ended
	September 30,	September 30,	June 30,	September 30,	September 30,
	2016	2015	2016	2016	2015
Revenues
Rental revenue, net	$281,482	$318,465	$416,809	$1,043,898	$926,020
Escalation and reimbursement revenues	53,130	48,254	48,616	147,357	130,630
Investment income	75,396	49,328	44,214	174,347	136,588
Other income	6,673	16,019	107,975	124,137	44,201
Total Revenues, net	416,681	432,066	617,614	1,489,739	1,237,439

Equity in net (loss) income from unconsolidated joint ventures	(3,968)	3,627	5,841	11,969	10,651
Loss on early extinguishment of debt	—	—	—	—	(49)

Expenses
Operating expenses	79,425	78,648	75,324	234,269	225,539
Ground rent	8,338	8,252	8,307	24,953	24,526
Real estate taxes	64,133	61,009	62,124	187,931	173,018
Transaction related costs	2,593	5,829	2,115	5,987	10,039
Marketing, general and administrative	25,458	23,475	24,484	73,974	72,139
Total Operating Expenses	179,947	177,213	172,354	527,114	505,261

Operating Income	232,766	258,480	451,101	974,594	742,780

Interest expense, net of interest income	72,565	84,141	89,089	256,326	235,694
Amortization of deferred financing costs	4,815	7,160	7,433	20,180	19,727
Depreciation and amortization	112,665	146,185	425,042	717,015	454,087
Loss on equity investment in marketable securities	—	—	83	83	—

Income (Loss) from Continuing Operations (1)	42,721	20,994	(70,546)	(19,010)	33,272

Income from discontinued operations	—	—	—	—	427
Gain on sale of real estate and discontinued operations	397	159,704	196,580	210,750	172,687
Equity in net gain on sale of joint venture interest / real estate	225	15,281	33,448	43,588	16,050
Depreciable real estate reserves	—	(19,226)	(10,387)	(10,387)	(19,226)
Net Income	43,343	176,753	149,095	224,941	203,210

Net income attributable to noncontrolling interests	(2,499)	(7,132)	(9,021)	(14,416)	(19,851)
Dividends on preferred units	(2,854)	(2,225)	(2,880)	(8,382)	(4,316)

Net Income Attributable to SL Green Realty Corp	37,990	167,396	137,194	202,143	179,043

Dividends on perpetual preferred shares	(3,738)	(3,738)	(3,737)	(11,213)	(11,214)

Net Income Attributable to Common Stockholders	$34,252	$163,658	$133,457	$190,930	$167,829

Earnings per Share - Net income per share (basic)	$0.34	$1.64	$1.33	$1.91	$1.69
Earnings per share - Net income per share (diluted)	$0.34	$1.64	$1.33	$1.90	$1.68
(1) Before gains on sale and equity in net gains (losses) shown below.

Supplemental Information	16	Third Quarter 2016

COMPARATIVE COMPUTATION OF FFO AND FAD Unaudited (Dollars in Thousands Except Per Share)

	Three Months Ended		Three Months Ended	Nine Months Ended
	September 30,	September 30,	June 30,	September 30,	September 30,
	2016	2015	2016	2016	2015
Funds from Operations
Net Income Attributable to Common Stockholders	$34,252	$163,658	$133,457	$190,930	$167,829

Depreciation and amortization	112,665	146,185	425,042	717,015	454,087
Joint ventures depreciation and noncontrolling interests adjustments	23,349	10,796	8,328	42,191	23,853
Net income attributable to noncontrolling interests	2,499	7,132	9,021	14,416	19,851
Gain on sale of real estate and discontinued operations	(397)	(159,704)	(196,580)	(210,750)	(172,687)
Equity in net loss (gain) on sale of joint venture property / real estate	(225)	(15,281)	(33,448)	(43,588)	(16,050)
Depreciable real estate reserves	—	19,226	10,387	10,387	19,226
Non-real estate depreciation and amortization	(509)	(500)	(500)	(1,505)	(1,525)
Funds From Operations	$171,634	$171,512	$355,707	$719,096	$494,584

Funds From Operations - Basic per Share	$1.64	$1.66	$3.40	$6.89	$4.80

Funds From Operations - Diluted per Share	$1.63	$1.65	$3.39	$6.86	$4.77

Funds Available for Distribution
FFO	$171,634	$171,512	$355,707	$719,096	$494,584

Non real estate depreciation and amortization	509	500	500	1,505	1,525
Amortization of deferred financing costs	4,815	7,160	7,433	20,180	19,727
Non-cash deferred compensation	9,234	8,894	10,293	33,803	38,472
FAD adjustment for joint ventures	(23,315)	(6,421)	(5,874)	(35,016)	(17,468)
FAD adjustment for discontinued operations	—	—	—	—	5
Straight-line rental income and other non cash adjustments	(7,393)	(42,128)	(105,387)	(142,485)	(122,146)
Second cycle tenant improvements	(32,536)	(11,340)	(34,672)	(77,336)	(47,015)
Second cycle leasing commissions	(7,697)	(5,636)	(8,072)	(24,640)	(22,145)
Revenue enhancing recurring CAPEX	(630)	(1,362)	(1,098)	(1,961)	(2,999)
Non-revenue enhancing recurring CAPEX	(12,272)	(12,904)	(13,683)	(29,644)	(26,882)
Reported Funds Available for Distribution	$102,349	$108,275	$205,147	$463,502	$315,658

1515 Broadway - Viacom capital contribution	$11,321	$5,048	$8,996	$20,798	$19,578

First cycle tenant improvements	$4,542	$33,288	$8,090	$16,955	$43,624
First cycle leasing commissions	$752	$2,487	$7,078	$11,013	$6,637
Development costs	$6,310	$8,302	$11,047	$20,521	$16,457
Redevelopment costs	$37,165	$12,195	$50,547	$101,301	$29,013
Capitalized interest	$6,084	$7,529	$5,433	$18,135	$23,496

Supplemental Information	17	Third Quarter 2016

CONSOLIDATED STATEMENT OF EQUITY Unaudited (Dollars in Thousands)

							Accumulated
	Series I						Other
	Preferred	Common	Additional	Treasury	Retained	Noncontrolling	Comprehensive
	Stock	Stock	Paid-In Capital	Stock	Earnings	Interests	Loss	TOTAL

Balance at December 31, 2015	$221,932	$1,001	$5,439,735	$(10,000)	$1,643,546	$431,852	$(8,749)	$7,719,317

Net Income attributable to SL Green					202,143	6,245		208,388
Acquisition of subsidiary interest from noncontrolling interest								—
Preferred dividends					(11,213)			(11,213)
Cash distributions declared ($2.16 per common share)					(216,810)			(216,810)
Cash distributions to noncontrolling interests						(11,023)		(11,023)
Other comprehensive income - unrealized loss on derivative instruments							(6)	(6)
Other comprehensive income - SLG's share of joint venture net unrealized loss on derivative instruments							(4,508)	(4,508)

Other comprehensive income - unrealized loss on marketable securities							(811)	(811)
Proceeds from stock options exercised		1	12,257					12,258
DRSPP proceeds			146					146
Conversion of units of the Operating Partnership to common stock		1	12,745					12,746
Contributions to consolidated joint venture						2,019		2,019
Reallocation of noncontrolling interests in the Operating Partnership					(4,959)			(4,959)
Reallocation of capital account relating to sale								—
Intercompany issuance of common stock		10	113,999	(114,049)				(40)
Deferred compensation plan and stock awards, net			(2,086)					(2,086)
Amortization of deferred compensation plan			19,230					19,230
Balance at September 30, 2016	$221,932	$1,013	$5,596,026	$(124,049)	$1,612,707	$429,093	$(14,074)	$7,722,648

RECONCILIATION OF SHARES AND UNITS OUTSTANDING, AND DILUTION COMPUTATION

	Common Stock	OP Units	Stock-Based Compensation	Diluted Shares

Share Count at December 31, 2015	99,975,238	3,745,766	—	103,721,004

YTD share activity	289,015	749,644	—	1,038,659
Share Count at September 30, 2016 - Basic	100,264,253	4,495,410	—	104,759,663

Weighting factor	(124,534)	(223,583)	349,132	1,015
Weighted Average Share Count at September 30, 2016 - Diluted	100,139,719	4,271,827	349,132	104,760,678

Supplemental Information	18	Third Quarter 2016

JOINT VENTURE STATEMENTS Balance Sheet for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	September 30, 2016		June 30, 2016		December 31, 2015

	Total	SLG Interest	Total	SLG Interest	Total	SLG Interest
Assets
Commercial real estate properties, at cost:
Land and land interests	$2,370,650	$1,103,304	$1,672,348	$695,932	$1,609,720	$716,021
Building and improvements	7,118,788	3,026,466	5,381,439	1,999,579	5,044,397	2,042,794
Building leasehold and improvements	48,406	24,203	44,029	22,014	32,726	16,363
Properties under capital lease	189,558	94,779	189,558	94,779	189,558	94,779
	9,727,402	4,248,752	7,287,374	2,812,304	6,876,401	2,869,957
Less: accumulated depreciation	(800,017)	(313,182)	(776,599)	(297,563)	(753,933)	(307,639)
Net real estate	8,927,385	3,935,570	6,510,775	2,514,741	6,122,468	2,562,318

Cash and cash equivalents	140,768	56,496	180,336	62,835	164,973	59,701
Restricted cash	179,550	73,289	101,794	28,897	93,591	28,748
Debt and preferred equity investments, net	332,506	227,793	304,901	202,544	145,878	145,878
Tenant and other receivables, net of $6,245 reserve at 9/30/2016, of which $2,856 is SLG's share	22,910	6,579	32,786	13,514	30,059	13,033
Deferred rents receivables, net of $5,999 reserve at 9/30/2016 for tenant credit loss, of which $2,707 is SLG's share	205,027	89,605	189,557	81,996	178,743	79,985

Deferred costs, net	137,056	61,500	111,928	45,926	108,727	47,041
Other assets	533,609	269,421	125,438	52,610	139,747	63,242
Total Assets	$10,478,811	$4,720,253	$7,557,515	$3,003,063	$6,984,186	$2,999,946

Liabilities and Equity
Mortgage loans payable, net of deferred financing costs of $100,426 at 9/30/2016	$6,332,506	$2,662,319	$4,922,493	$1,819,430	$4,266,548	$1,702,057
Accrued interest	20,466	6,797	11,459	4,287	9,804	4,201
Other liabilities	29,931	12,075	12,202	7,289	5,438	4,404
Accounts payable and accrued expenses	105,908	41,905	95,239	36,339	87,736	38,911
Deferred revenue	367,873	192,069	200,672	91,132	209,095	94,110
Capitalized lease obligations	185,312	92,656	184,590	92,295	183,189	91,594
Security deposits	32,581	10,541	30,449	9,527	27,898	8,957
Equity	3,404,234	1,701,891	2,100,411	942,764	2,194,478	1,055,712
Total Liabilities and Equity	$10,478,811	$4,720,253	$7,557,515	$3,003,063	$6,984,186	$2,999,946

Supplemental Information	19	Third Quarter 2016

JOINT VENTURE STATEMENTS Statement of Operations for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	Three Months Ended		Three Months Ended		Three Months Ended
	September 30, 2016		June 30, 2016		September 30, 2015

	Total	SLG Interest	Total	SLG Interest	Total	SLG Interest
Revenues
Rental revenue, net	$162,193	$62,604	$135,799	$51,377	$130,067	$48,506
Escalation and reimbursement revenues	12,954	5,582	9,180	3,752	10,260	4,542
Investment income	7,009	4,601	6,710	4,108	2,990	2,856
Other income	2,066	788	(114)	(155)	7,321	3,641
Total Revenues, net	$184,222	$73,575	$151,575	$59,082	$150,638	$59,545

Loss on early extinguishment of debt	—	—	—	—	(248)	(88)

Expenses
Operating expenses	$34,726	$11,517	$27,166	$8,618	$27,647	$9,998
Ground rent	3,744	1,872	3,715	1,857	4,677	2,339
Real estate taxes	30,814	10,428	24,332	8,348	23,494	8,404
Transaction related costs, net of recoveries	5,359	3,019	—	—	604	27
Total Operating Expenses	$74,643	$26,836	$55,213	$18,823	$56,422	$20,768

Operating Income	$109,579	$46,739	$96,362	$40,259	$93,968	$38,689
Cash NOI	$87,683	$36,332	$90,239	$35,840	$81,675	$32,393

Interest expense, net of interest income	$51,789	$19,036	$46,351	$17,391	$51,430	$17,794
Amortization of deferred financing costs	7,155	2,651	7,276	2,136	3,473	1,416
Depreciation and amortization	56,890	24,102	37,294	14,910	38,144	15,480
Net Income	$(6,255)	$950	$5,441	$5,822	$921	$3,999

Real estate depreciation	56,830	24,101	37,234	14,909	38,073	15,474
FFO Contribution	$50,575	$25,051	$42,675	$20,731	$38,994	$19,473

FAD Adjustments:
Non real estate depreciation and amortization	$7,215	$2,652	$7,337	$2,137	$3,544	$1,423
Straight-line rental income and other non-cash adjustments	(18,671)	(9,214)	(12,391)	(6,059)	(11,113)	(5,454)
Second cycle tenant improvement	(766)	(396)	(2,263)	(1,175)	(4,035)	(1,393)
Second cycle leasing commissions	(28,253)	(15,801)	(582)	(142)	(730)	(260)
Recurring CAPEX	(1,146)	(556)	(1,142)	(635)	(1,391)	(738)
Total FAD Adjustments	$(41,621)	$(23,315)	$(9,041)	$(5,874)	$(13,725)	$(6,422)

First cycle tenant improvement	$11,422	$5,255	$19,660	$9,009	$14,282	$4,750
First cycle leasing commissions	$4,539	$2,213	$2,487	$1,071	$4,880	$2,250
Development/Redevelopment costs	$13,665	$7,292	$7,182	$4,794	$25,955	$10,981
Capitalized interest	$4,998	$2,732	$6,519	$3,491	$9,724	$4,901

Supplemental Information	20	Third Quarter 2016

JOINT VENTURE STATEMENTS Statement of Operations for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	Nine Months Ended September 30, 2016		Nine Months Ended September 30, 2015

	Total	SLG Interest	Total	SLG Interest
Revenues
Rental revenue, net	$437,766	$166,521	$364,516	$138,603
Escalation and reimbursement revenues	30,363	12,512	27,847	12,079
Investment income	17,204	11,700	8,853	8,461
Other income	12,975	6,189	21,873	10,846
Total Revenues, net	$498,308	$196,922	$423,089	$169,989

Loss on early extinguishment of debt	(1,606)	(972)	(1,081)	(495)

Expenses
Operating expenses	$89,147	$29,464	$79,478	$28,907
Ground rent	10,670	5,335	9,841	4,921
Real estate taxes	79,356	27,435	65,205	23,663
Transaction related costs, net of recoveries	5,359	3,019	615	37
Total Operating Expenses	$184,532	$65,253	$155,139	$57,528

Operating Income	$312,170	$130,697	$266,869	$111,966
Cash NOI	$252,390	$100,933	$237,309	$95,976

Interest expense, net of interest income	$147,876	$53,686	$147,152	$51,308
Amortization of deferred financing costs	17,667	6,083	9,628	4,081
Depreciation and amortization	132,035	53,915	109,022	44,834
Net Income	$14,592	$17,013	$1,067	$11,743

Real estate depreciation	131,854	53,911	108,823	44,809
FFO Contribution	$146,446	$70,924	$109,890	$56,552

FAD Adjustments:
Non real estate depreciation and amortization	$17,848	$6,087	$9,827	$4,108
Straight-line rental income and other non-cash adjustments	(44,652)	(20,886)	(28,404)	(13,955)
Second cycle tenant improvement	(4,407)	(2,295)	(9,889)	(3,981)
Second cycle leasing commissions	(29,838)	(16,487)	(4,211)	(1,940)
Recurring CAPEX	(2,735)	(1,435)	(3,208)	(1,701)
Total FAD Adjustments	$(63,784)	$(35,016)	$(35,885)	$(17,469)

First cycle tenant improvement	$41,617	$17,167	$26,403	$10,583
First cycle leasing commissions	$17,531	$8,566	$25,745	$12,329
Development/Redevelopment costs	$36,208	$17,361	$83,778	$38,062
Capitalized interest	$17,621	$9,508	$30,459	$15,154

Supplemental Information	21	Third Quarter 2016

SELECTED FINANCIAL DATA Net Operating Income and Components of Consolidated Debt Service and Fixed Charge Coverage - Unaudited (Dollars in Thousands)

	Three Months Ended		Three Months Ended	Nine Months Ended
	September 30,	September 30,	June 30,	September 30,	September 30,
	2016	2015	2016	2016	2015
Net Operating Income (1)

NOI	$179,074	$218,810	$316,061	$734,828	$633,567
NOI from discontinued operations	—	—	—	—	488
Total NOI - consolidated	179,074	218,810	316,061	734,828	634,055
SLG share of property NOI from unconsolidated JVs	44,390	41,759	40,259	119,779	121,320
Combined NOI	$223,464	$260,569	$356,320	$854,607	$755,375
Partners' share of NOI - consolidated JVs	(9,479)	(7,984)	(9,068)	(27,116)	(25,987)
NOI - SLG share	$213,985	$252,585	$347,252	$827,491	$729,388

Combined NOI	$223,464	$260,569	$356,320	$854,607	$755,375
Free rent (net of amortization)	(5,410)	(24,266)	52,341	57,181	(71,806)
Net FAS 141 adjustment	(1,850)	(10,752)	(157,703)	(195,190)	(34,198)
Straightline revenue adjustment	(20,134)	(14,830)	(5,349)	(42,110)	(40,726)
Allowance for S/L tenant credit loss	8,424	(1,732)	301	10,390	(2,715)
	869	913	912	2,598	2,323
Combined Cash NOI	$205,363	$209,902	$246,822	$687,476	$608,253
Partners' share of NOI - consolidated JVs	(7,572)	(6,616)	(7,284)	(21,717)	(19,944)
Cash NOI - SLG share	$197,791	$203,286	$239,538	$665,759	$588,309

Components of Consolidated Debt Service and Fixed Charges - Cash Basis

Interest expense	$72,842	$89,217	$88,459	$258,019	$252,277
Principal amortization payments	12,207	7,638	7,910	15,820	22,834
Total Consolidated Debt Service	$85,049	$96,855	$96,369	$273,839	$275,111

Payments under ground lease arrangements	$7,774	$7,674	$7,698	$23,172	$22,960
Dividends on preferred units	2,854	2,225	2,880	8,382	4,316
Dividends on perpetual preferred shares	3,738	3,738	3,737	11,213	11,214
Total Consolidated Fixed Charges	$99,415	$110,492	$110,684	$316,606	$313,601

(1) Includes the operating income of SL Green Management Corp. and Eemerge 212. Excludes lease termination income and the activity of 885 Third Avenue, which was sold but did not meet the criteria for sale accounting and remains consolidated.

Supplemental Information	22	Third Quarter 2016

SELECTED FINANCIAL DATA 2016 Same Store - Consolidated Unaudited (Dollars in Thousands)

		Three Months Ended			Three Months Ended	Nine Months Ended
		September 30,	September 30,		June 30,	September 30,	September 30,
		2016	2015	%	2016	2016	2015	%
Revenues
	Rental revenue, net	$241,803	$254,950	(5.2)%	$262,639	$762,153	$751,637	1.4%
	Escalation & reimbursement revenues	49,719	44,823	10.9%	42,716	133,092	123,259	8.0%
	Other income	1,779	4,821	(63.1)%	1,537	5,342	19,931	(73.2)%
	Total Revenues	$293,301	$304,594	(3.7)%	$306,892	$900,587	$894,827	0.6%
Expenses
	Operating expenses	$70,710	$69,238	2.1%	$62,913	$201,220	$202,060	(0.4)%
	Ground rent	8,358	8,328	0.4%	8,328	25,013	24,983	0.1%
	Real estate taxes	60,444	57,252	5.6%	57,258	174,841	163,914	6.7%
		$139,512	$134,818	3.5%	$128,499	$401,074	$390,957	2.6%

	Operating Income	$153,789	$169,776	(9.4)%	$178,393	$499,513	$503,870	(0.9)%

	Interest expense & amortization of financing costs	$45,360	$41,394	9.6%	$44,976	$134,820	$123,834	8.9%
	Depreciation & amortization	83,998	77,608	8.2%	79,811	242,835	233,152	4.2%

	Income before noncontrolling interest	$24,431	$50,774	(51.9)%	$53,606	$121,858	$146,884	(17.0)%
Plus:	Real estate depreciation & amortization	83,928	77,539	8.2%	79,740	242,624	232,928
	FFO Contribution	$108,359	$128,313	(15.6)%	$133,346	$364,482	$379,812	(4.0)%

Less:	Non–building revenue	497	326	52.5%	746	1,627	1,108	46.8%

Plus:	Interest expense & amortization of financing costs	45,360	41,394	9.6%	44,976	134,820	123,834	8.9%
	Non-real estate depreciation	70	69	1.4%	71	211	224	(5.8)%
	NOI	$153,292	$169,450	(9.5)%	$177,647	$497,886	$502,762	(1.0)%

Cash Adjustments
Less:	Free rent (net of amortization)	2,707	1,812	49.4%	444	4,060	7,334	(44.6)%
	Straightline revenue adjustment	8,507	7,615	11.7%	8,347	25,165	29,474	(14.6)%
	Rental income - FAS 141	(7,192)	5,330	(234.9)%	3,792	346	13,155	(97.4)%
Plus:	Ground lease straight-line adjustment	424	472	(10.2)%	467	1,359	1,415	(4.0)%
	Allowance for S/L tenant credit loss	8,371	233	3,492.7%	247	10,288	(1,373)	(849.3)%
	Cash NOI	$158,065	$155,398	1.7%	$165,778	$479,962	$452,841	6.0%

Operating Margins
	NOI to real estate revenue, net	52.4%	55.7%		58.0%	55.4%	56.3%
	Cash NOI to real estate revenue, net	54.0%	51.1%		54.1%	53.4%	50.7%

	NOI before ground rent/real estate revenue, net	55.2%	58.4%		60.7%	58.2%	59.1%
	Cash NOI before ground rent/real estate revenue, net	56.7%	53.7%		56.7%	56.0%	53.3%

Supplemental Information	23	Third Quarter 2016

SELECTED FINANCIAL DATA 2016 Same Store - Joint Venture Unaudited (Dollars in Thousands)

		Three Months Ended			Three Months Ended	Nine Months Ended
		September 30,	September 30,		June 30,	September 30,	September 30,
		2016	2015	%	2016	2016	2015	%
Revenues
	Rental revenue, net	$28,187	$27,392	2.9%	$28,049	$84,801	$80,895	4.8%
	Escalation & reimbursement revenues	2,669	2,691	(0.8)%	2,297	7,131	6,953	2.6%
	Other income	207	208	(0.5)%	255	687	211	226%
	Total Revenues	$31,063	$30,291	2.5%	$30,601	$92,619	$88,059	5.2%
Expenses
	Operating expenses	$4,797	$4,824	(0.6)%	$4,378	$13,859	$14,199	(2.4)%
	Ground rent	—	—	—%	—	—	—	—%
	Real estate taxes	4,904	4,335	13.1%	4,324	13,642	12,570	8.5%
		$9,701	$9,159	5.9%	$8,702	$27,501	$26,769	2.7%

	Operating Income	$21,362	$21,132	1.1%	$21,899	$65,118	$61,290	6.2%

	Interest expense & amortization of financing costs	$8,537	$8,054	6.0%	$9,675	$27,090	$23,407	15.7%
	Depreciation & amortization	9,696	8,861	9.4%	9,033	27,617	26,494	4.2%

	Income before noncontrolling interest	$3,129	$4,217	(25.8)%	$3,191	$10,411	$11,389	(8.6)%
Plus:	Real estate depreciation & amortization	9,696	8,861	9.4%	9,033	27,617	26,494	4.2%
	FFO Contribution	$12,825	$13,078	(1.9)%	$12,224	$38,028	$37,883	0.4%

Less:	Non–building revenue	34	42	(19.0)%	60	156	133	17.3%

Plus:	Interest expense & amortization of financing costs	8,537	8,054	6.0%	9,675	27,090	23,407	15.7%
	Non-real estate depreciation	—	—	—%	—	—	—	—%
	NOI	$21,328	$21,090	1.1%	$21,839	$64,962	$61,157	6.2%

Cash Adjustments
Less:	Free rent (net of amortization)	276	405	(31.9)%	866	1,845	1,557	18.5%
	Straightline revenue adjustment	1,301	929	40.0%	723	3,327	2,877	15.6%
	Rental income - FAS 141	388	454	(14.5)%	391	1,170	1,417	(17.4)%
Plus:	Ground lease straight-line adjustment	—	—	—%	—	—	—	—%
	Allowance for S/L tenant credit loss	—	—	—%	—	—	(117)	(100.0)%
	Cash NOI	$19,363	$19,302	0.3%	$19,859	$58,620	$55,189	6.2%

Operating Margins
	NOI to real estate revenue, net	68.7%	69.7%		71.5%	70.3%	69.6%
	Cash NOI to real estate revenue, net	62.4%	63.8%		65.0%	63.4%	62.8%

	NOI before ground rent/real estate revenue, net	68.7%	69.7%		71.5%	70.3%	69.6%
	Cash NOI before ground rent/real estate revenue, net	62.4%	63.8%		65.0%	63.4%	62.8%

Supplemental Information	24	Third Quarter 2016

SELECTED FINANCIAL DATA 2016 Same Store - Combined Unaudited (Dollars in Thousands)

		Three Months Ended			Three Months Ended	Nine Months Ended
		September 30,	September 30,		June 30,	September 30,	September 30,
		2016	2015	%	2016	2016	2015	%
Revenues
	Rental revenue, net	$269,990	$282,342	(4.4)%	$290,688	$846,954	$832,532	1.7%
	Escalation & reimbursement revenues	52,388	47,514	10.3%	45,013	140,223	130,212	7.7%
	Other income	1,986	5,029	(60.5)%	1,792	6,029	20,142	(70.1)%
	Total Revenues	$324,364	$334,885	(3.1)%	$337,493	$993,206	$982,886	1.0%
Expenses
	Operating expenses	$75,507	$74,062	2.0%	$67,291	$215,079	$216,259	(0.5)%
	Ground rent	8,358	8,328	0.4%	8,328	25,013	24,983	0.1%
	Real estate taxes	65,348	61,587	6.1%	61,582	188,483	173,484	8.6%
		$149,213	$143,977	3.6%	$137,201	$428,575	$414,726	3.3%

	Operating Income	$175,151	$190,908	(8.3)%	$200,292	$564,631	$568,160	(0.6)%

	Interest expense & amortization of financing costs	$53,897	$49,448	9.0%	$54,651	$161,910	$147,241	10.0%
	Depreciation & amortization	93,694	86,469	8.4%	88,844	270,452	259,646	4.2%

	Income before noncontrolling interest	$27,560	$54,991	(49.9)%	$56,797	$132,269	$158,273	(16.4)%
Plus:	Real estate depreciation & amortization	93,624	86,400	8.4%	88,773	270,241	259,422	4.2%
	FFO Contribution	$121,184	$141,391	(14.3)%	$145,570	$402,510	$417,695	(3.6)%

Less:	Non–building revenue	531	368	44.3%	806	1,783	1,241	43.7%

Plus:	Interest expense & amortization of financing costs	53,897	49,448	9.0%	54,651	161,910	147,241	100.0%
	Non-real estate depreciation	70	69	1.4%	71	211	224	(5.8)%
	NOI	$174,620	$190,540	(8.4)%	$199,486	$562,848	$563,919	(0.2)%

Cash Adjustments
Less:	Free rent (net of amortization)	2,983	2,217	34.6%	1,310	5,905	8,891	(33.6)%
	Straightline revenue adjustment	9,808	8,544	14.8%	9,070	28,492	32,351	(11.9)%
	Rental income - FAS 141	(6,804)	5,784	(217.6)%	4,183	1,516	14,572	(89.6)%
Plus:	Ground lease straight-line adjustment	424	472	(10.2)%	467	1,359	1,415	(4.0)%
	Allowance for S/L tenant credit loss	8,371	233	3,492.7%	247	10,288	(1,490)	(790.5)%
	Cash NOI	$177,428	$174,700	1.6%	$185,637	$538,582	$508,030	6.0%

Operating Margins
	NOI to real estate revenue, net	53.9%	57.0%		59.2%	56.8%	57.4%
	Cash NOI to real estate revenue, net	54.8%	52.2%		55.1%	54.3%	51.8%

	NOI before ground rent/real estate revenue, net	56.5%	59.4%		61.7%	59.3%	60.0%
	Cash NOI before ground rent/real estate revenue, net	57.2%	54.6%		57.5%	56.7%	54.2%

Supplemental Information	25	Third Quarter 2016

DEBT SUMMARY SCHEDULE Consolidated Unaudited (Dollars in Thousands)

		Principal		2016	Initial		Principal	As-Of
	Ownership	Outstanding		Principal	Maturity		Due at	Right	Earliest
Fixed rate debt	Interest (%)	9/30/2016	Coupon (1)	Amortization	Date		Maturity	Extension	Prepayment
Secured fixed rate debt
1-6 Landmark Square	100.0	$78,236	4.00%	$1,626	Dec-16		$77,936	—	Open
FHLB Facility	100.0	205,000	0.92%	—	Jan-17		205,000	—	Open
485 Lexington Avenue	100.0	450,000	5.61%	—	Feb-17		450,000	—	Nov-16
762 Madison Avenue (swapped)	90.0	7,739	3.86%	178	Feb-17		7,679	—	Open
1 Madison Avenue	100.0	524,814	5.91%	25,010	May-20		404,531	—	Nov-19
100 Church Street	100.0	222,390	4.68%	3,653	Jul-22		197,784	—	Apr-22
919 Third Avenue	51.0	500,000	5.12%	—	Jun-23		500,000	—	Feb-23
400 East 57th Street	90.0	66,779	4.13%	1,194	Feb-24		48,588	—	Feb-18
400 East 58th Street	90.0	28,620	4.13%	512	Feb-24		20,823	—	Feb-18
420 Lexington Avenue	100.0	300,000	3.99%	—	Oct-24		272,749	Oct-40	Jul-24
1515 Broadway	100.0	892,457	3.93%	11,469	Mar-25		737,436	—	Sep-24
		$3,276,035	4.53%	$43,642			$2,922,526
Unsecured fixed rate debt
Convertible notes		$330,754	3.00%	$—	Oct-17		$345,000	—	Open
Unsecured loan		16,000	4.81%	—	Jun-18		16,000	—	Open
Unsecured notes		249,862	5.00%	—	Aug-18		250,000	—	Jun-18
Term loan (swapped)		500,000	2.34%	—	Jun-19	(2)	500,000	—	Open
Term loan (swapped)		300,000	2.54%	—	Jun-19	(2)	300,000	—	Open
Unsecured notes		250,000	7.75%	—	Mar-20		250,000	—	Open
Unsecured notes		200,000	4.50%	—	Dec-22		200,000	—	Open
Unsecured notes		100,000	4.27%	—	Dec-25		100,000	—	Open
Series J Preferred Units		4,000	3.75%	—	Apr-51		4,000	—	Open
		$1,950,616	3.86%	$—			$1,965,000

Total Fixed Rate Debt/Wtd Avg		$5,226,651	4.28%	$43,642			$4,887,526
Floating rate debt
Secured floating rate debt
FHLB Facility (LIBOR + 28 bps)		$24,000	0.81%	$—	Dec-16		$24,000	—	Open
719 Seventh Avenue (LIBOR + 305 bps)	75.0	32,823	3.58%	—	Feb-18		32,823	—	Open
187 Broadway & 5-7 Dey Street (LIBOR + 269.5 bps)	100.0	58,000	3.23%	—	May-18		58,000	—	Open
Debt & preferred equity facility (LIBOR + 273 bps)		134,642	3.26%	—	Jul-18		134,642	Jul-19	Open
1080 Amsterdam (LIBOR + 375 bps)	92.5	3,525	4.28%	—	Nov-18		3,525	Sep-20	Open
220 East 42nd St. (LIBOR + 160 bps)	100.0	275,000	2.13%	—	Oct-20		275,000	—	Open
		$527,990	2.58%	$—			$527,990
Unsecured floating rate debt
Term loan (LIBOR + 140 bps)		$383,000	1.93%	$—	Jun-19		$383,000	—	Open
Junior subordinated deferrable interest debentures (LIBOR + 125 bps)		100,000	2.10%	—	Jul-35		100,000	—	Open
		$483,000	1.97%	$—			$483,000

Total Floating Rate Debt/Wtd Avg		$1,010,990	2.29%	$—			$1,010,990

Total Debt/Wtd Avg - Consolidated		$6,237,641	3.96%	$43,642			$5,898,516
885 Third Avenue (3)		267,650	6.26%
Deferred financing costs		(87,591)
Total Debt/Wtd Avg - Consolidated, net		$6,417,700	4.05%

Total Debt/Wtd Avg - Joint Venture, net		$2,662,319	3.59%

Total Debt including SLG's share of JV Debt/Wtd Avg		$8,931,914	3.84%
Weighted Average Balance & Interest Rate for the quarter, including SLG's share of JV Debt		$9,565,753	3.85%

(1) Coupon for floating rate debt determined using the effective LIBOR rate at the end of the quarter. Coupon for loans that are subject to LIBOR floors were determined using the LIBOR floors.
(2) The interest rate swaps matures in June 2019.
(3) 885 Third Avenue was sold but did not meet the criteria for sale accounting and, therefore, remains consolidated.

Supplemental Information	26	Third Quarter 2016

DEBT SUMMARY SCHEDULE Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

		Principal Outstanding				2016	Initial		Principal	As-Of
	Ownership	9/30/2016				Principal Amortization	Maturity		Due at Maturity	Right	Earliest
Fixed rate debt	Interest (%)	Gross Principal	SLG Share	Coupon (1)		(SLG Share)	Date		(SLG Share)	Extension	Prepayment
1745 Broadway	56.9	$340,000	$193,358	5.68%		$—	Jan-17		$193,358	—	Oct-16
521 Fifth Avenue (swapped)	50.5	170,000	85,850	3.73%		—	Nov-19		85,850	—	Open
717 Fifth Avenue (mortgage)	10.9	300,000	32,748	4.45%		—	Jul-22		32,748	—	Open
717 Fifth Avenue (mezzanine)	10.9	355,328	38,788	5.50%		—	Jul-22		38,788	—	Mar-22
21 East 66th Street	32.3	12,000	3,874	3.60%		—	Apr-23		3,874	Apr-28	Open
3 Columbus Circle	48.9	350,000	171,150	3.61%		—	Mar-25		171,150	—	Sep-24
11 Madison Avenue	60.0	1,400,000	840,000	3.84%		—	Sep-25		840,000	—	Mar-25
800 Third Avenue (swapped)	60.5	177,000	107,120	3.37%		—	Feb-26		107,120	—	Feb-17
Stonehenge Portfolio	Various	364,255 (2)	20,675	4.19%		454	Various	(2)	18,716	—	Open

Total Fixed Rate Debt/Wtd Avg		$3,468,583	$1,493,563	4.07%	(3)	$454			$1,491,604
Floating rate debt
175-225 3rd Street (Prime + 100 bps)	95.0	$40,000	$38,000	4.50%		$—	Dec-16		$38,000	Dec-17	Open
10 East 53rd Street (LIBOR + 250 bps)	55.0	125,000	68,750	3.03%		—	Feb-17		68,750	—	Open
724 Fifth Avenue (LIBOR + 242 bps)	50.0	275,000	137,500	2.96%		—	Apr-17		137,500	Apr-19	Open
1552 Broadway (LIBOR + 417 bps)	50.0	185,410	92,705	4.70%		—	Apr-17		92,705	—	Open
55 West 46th Street (LIBOR + 230 bps)	25.0	151,536	37,884	2.83%		—	Oct-17		37,884	—	Open
Jericho Plaza (LIBOR + 415 bps)	11.7	76,993	8,985	4.68%		—	Mar-18		8,985	Mar-21	Open
605 West 42nd Street (Various)	20.0	539,000	107,800	2.85%		—	Jul-18		107,800	—	Open
650 Fifth Avenue (LIBOR + 375 bps)	50.0	65,000	32,500	4.28%		—	Aug-18		32,500	Aug-20	Open
280 Park Avenue (LIBOR + 200 bps)	50.0	900,000	450,000	2.53%		—	Jun-19		450,000	—	Open
121 Greene Street (LIBOR + 150 bps)	50.0	15,000	7,500	2.03%		—	Nov-19		7,500	—	Open
131-137 Spring Street (LIBOR + 155 bps)	20.0	141,000	28,200	2.08%		—	Aug-20		28,200	—	Open
11 West 34th Street (LIBOR + 145 bps)	30.0	23,000	6,900	1.98%		—	Jan-21		6,900	Jan-23	Open
100 Park Avenue (LIBOR + 175 bps)	49.9	360,000	179,640	2.28%		—	Feb-21		175,859	—	Open
21 East 66th Street (T 12 mos + 275 bps)	32.3	1,746	564	3.34%		26	Jun-33		4	—	Open
Stonehenge Portfolio (Various)	Various	65,664	3,782	5.82%		19	Various		3,719	—	Open

Total Floating Rate Debt/Wtd Avg		$2,964,349	$1,200,710	2.90%	(3)	$45			$1,196,306

Total Joint Venture Debt/Wtd Avg		$6,432,932	$2,694,273	3.55%	(3)	$499			$2,687,910
	Deferred financing cost	(100,426)	(31,954)
Total Joint Venture Debt/Wtd Avg, net		$6,332,506	$2,662,319	3.59%

(1) Coupon for floating rate debt determined using the effective LIBOR rate at the end of the quarter. Coupon for loans that are subject to LIBOR floors were determined using the LIBOR floors.
(2) Amount is comprised of $13.2 million, $34.6 million, $176.1 million, and $140.3 million in fixed-rate mortgages that mature in October 2016, November 2017, June 2019, and August 2019, respectively.

(3) The weighted average coupon is calculated based on SL Green's share of the outstanding debt.

Covenants					Composition of Debt
SL GREEN REALTY CORP.

Revolving Credit Facility Covenants						Fixed Rate Debt
	Actual	Required					Consolidated		$5,226,651
Total Debt / Total Assets	40.0%	Less than 60%					SLG Share of JV		1,493,563
Fixed Charge Coverage	2.68x	Greater than 1.5x					Total Fixed Rate Debt		$6,720,214	75.2%

						Floating Rate Debt
							Consolidated		$1,010,990
Unsecured Notes Covenants							SLG Share of JV		1,200,710
	Actual	Required							2,211,700
Total Debt / Total Assets	26.9%	Less than 60%			Debt & Preferred Equity and Other Investments				(1,304,360)
Secured Debt / Total Assets	16.4%	Less than 40%				Total Floating Rate Debt			$907,340	10.2%
Debt Service Coverage	5.72x	Greater than 1.5x
Unencumbered Assets / Unsecured Debt	763.8%	Greater than 150%					Total Debt		$8,931,914

Supplemental Information	27	Third Quarter 2016

DEBT SUMMARY SCHEDULE Reckson Operating Partnership Unaudited (Dollars in Thousands)

			Principal		2016	Initial		Principal	As-Of
	Ownership		Outstanding		Principal	Maturity		Due at	Right	Earliest
Fixed rate debt	Interest (%)		9/30/2016	Coupon (1)	Amortization	Date		Maturity	Extension	Prepayment
Secured fixed rate debt
919 Third Avenue	51.0		$500,000	5.12%	$—	Jun-23		$500,000	—	Feb-23
			$500,000	5.12%	$—			$500,000
Unsecured fixed rate debt
Unsecured notes			$249,862	5.00%	$—	Aug-18		$250,000	—	Jun-18
Term loan (swapped)			500,000	2.34%	—	Jun-19	(2)	500,000	—	Open
Term loan (swapped)			300,000	2.54%	—	Jun-19	(2)	300,000	—	Open
Unsecured notes			250,000	7.75%	—	Mar-20		250,000	—	Open
Unsecured notes			200,000	4.50%	—	Dec-22		200,000	—	Open
Unsecured notes			100,000	4.27%	—	Dec-25		100,000	—	Open
			$1,599,862	4.03%	$—			$1,600,000

	Total Fixed Rate Debt/Wtd Avg		$2,099,862	4.29%	$—			$2,100,000
Floating rate debt
Secured floating rate debt
Debt & preferred equity facility (LIBOR + 273 bps)			$134,642	3.26%	$—	Jul-18		$134,642	Jul-19	Open
			$134,642	3.26%	$—			$134,642
Unsecured floating rate debt
Term loan (LIBOR + 140 bps)			$383,000	1.93%	$—	Jun-19		$383,000	—	Open
			$383,000	1.93%	$—			$383,000

	Total Floating Rate Debt/Wtd Avg		$517,642	2.28%	$—			$517,642

	Total Debt/Wtd Avg - Consolidated		$2,617,504	3.89%	$—			$2,617,642

(1) Coupon for floating rate debt determined using the effective LIBOR rate at the end of the quarter. Coupon for loans that are subject to LIBOR floors were determined using the LIBOR floors.
(2) The interest rate swaps matures in June 2019.

Covenants
RECKSON OPERATING PARTNERSHIP, L.P.

Revolving Credit Facility Covenants
		Actual	Required
Total Debt / Total Assets		34.0%	Less than 60%
Fixed Charge Coverage		5.26x	Greater than 1.5x
Secured Debt / Total Assets		7.2%	Less than 40%
Unsecured Debt / Unencumbered Assets		38.5%	Less than 60%

Supplemental Information	28	Third Quarter 2016

SUMMARY OF GROUND LEASE ARRANGEMENTS Unaudited (Dollars in Thousands)

					Deferred Land
	2016 Scheduled	2017 Scheduled	2018 Scheduled	2019 Scheduled	Lease	Year of
Property	Cash Payment	Cash Payment	Cash Payment	Cash Payment	Obligations(1)	Maturity

Consolidated Ground Lease Arrangements

Operating Leases
625 Madison Avenue	$4,613	$4,613	$4,613	$4,613	$—	2022	(2)
461 Fifth Avenue	2,100	2,100	2,100	2,100	612	2027	(3)
711 Third Avenue	5,354	5,500	5,500	5,500	1,160	2033	(4)
1185 Avenue of the Americas	6,909	6,909	6,909	6,909	—	2043
420 Lexington Avenue	10,899	10,899	10,899	10,899	—	2050	(5)
1055 Washington Blvd, Stamford	615	615	615	615	—	2090
1080 Amsterdam Avenue	122	209	209	226	—	2111
30 East 40th Street	204	204	204	204	647	2114
Total	$30,816	$31,049	$31,049	$31,066	$2,419

Capitalized Leases
1080 Amsterdam Avenue	$170	$291	$291	$315	$21,500	2111
30 East 40th Street	2,096	2,096	2,096	2,096	20,452	2114
Total	$2,266	$2,387	$2,387	$2,411	$41,952

Unconsolidated Joint Venture Ground Lease Arrangement (SLG Share)

Operating Leases
650 Fifth Avenue	$1,167	$1,167	$1,183	$1,284	$1,947	2062

Capitalized Leases
650 Fifth Avenue	$6,086	$6,086	$6,169	$6,695	$92,656	2062

(1) Per the balance sheet at September 30, 2016.
(2) Subject to renewal at the Company's option through 2054.
(3) The Company has an option to purchase the ground lease for a fixed price on a specific date.
(4) Reflects 50% of the annual ground rent payment as the Company owns 50% of the fee interest.
(5) Subject to two 15-year renewals at the Company's option through 2080.

Supplemental Information	29	Third Quarter 2016

DEBT AND PREFERRED EQUITY INVESTMENTS Unaudited (Dollars in Thousands)

			Weighted Average Book	Weighted Average	Current
	Book Value (1)		Value During Quarter (2)	Yield During Quarter	Yield (3)

9/30/2015	$1,501,619		$1,599,153	10.10%	10.25%

Debt originations/accretion(4)	316,508
Preferred Equity originations/accretion(4)	27
Redemptions/Sales/Syndications/Amortization	(148,134)
12/31/2015	$1,670,020		$1,553,949	10.29%	10.17%

Debt originations/accretion(4)	128,193
Preferred Equity originations/accretion(4)	604
Redemptions/Sales/Syndications/Amortization	(420,201)
3/31/2016	$1,378,616		$1,652,321	10.35%	10.39%

Debt originations/accretion(4)	125,993
Preferred Equity originations/accretion(4)	255
Redemptions/Sales/Syndications/Amortization	(147,683)
6/30/2016	$1,357,181		$1,373,151	9.50%	9.40%

Debt originations/accretion(4)	330,576
Preferred Equity originations/accretion(4)	4,809
Redemptions/Sales/Syndications/Amortization	(239,332)
9/30/2016	$1,453,234	(5)	$1,383,096	9.37%	9.23%

(1) Net of unamortized fees, discounts, and premiums.
(2) Excludes accelerated fee income resulting from early repayment.
(3) Calculated based on accounting income, which includes cash interest, paid-in-kind interest, fee accrual and amortization of discounts, recognized in the last month of the quarter, excluding accelerated fee income resulting from early repayment.
(4) Accretion includes amortization of fees and discounts and paid-in-kind investment income.
(5) Excludes debt and preferred equity investments totaling $338.0 million with a weighted average current yield of 7.84% that are included in other balance sheet line items.

Supplemental Information	30	Third Quarter 2016

DEBT AND PREFERRED EQUITY INVESTMENTS Unaudited (Dollars in Thousands, Except Per Square Foot Amounts)

	Book Value				Senior	Weighted Average	Weighted Average	Current
Type of Investment	Floating rate	Fixed rate	Total		Financing	Exposure PSF	Yield During Quarter (1)	Yield (2)

Senior Mortgage Debt	$313,762	$26,712	$340,474		$—	$422	7.07%	7.08%

Junior Mortgage Participation	73,010	29,557	102,567		1,389,740	$2,521	9.66%	9.81%

Mezzanine Debt	682,483	279,865	962,348		3,175,071	$1,802	10.18%	10.02%

Preferred Equity	47,845	—	47,845		130,520	$426	8.03%	7.32%

Balance as of 9/30/16	$1,117,100	$336,134	$1,453,234	(3)	$4,695,331	$1,484	9.37%	9.23%

(1) Excludes accelerated fee income resulting from early repayment.

(2) Calculated based on accounting income, which includes cash interest, paid-in-kind interest, fee accrual and amortization of discounts, recognized in the last month of the quarter, excluding accelerated fee income resulting from early repayment.

(3) Net of unamortized fees, discounts, and premiums. Excludes debt and preferred equity investments totaling $338.0 million with a weighted average current yield of 7.84% that are included in other balance sheet line items.

(4) The weighted average maturity of the outstanding balance is 1.62 years. Approximately 61.1% of our portfolio of investments have extension options, some of which may be subject to certain conditions for extension.

Supplemental Information	31	Third Quarter 2016

10 LARGEST DEBT AND PREFERRED EQUITY INVESTMENTS Unaudited (Dollars in Thousands, Except Per Square Foot Amounts)

	Book Value(1)	Property		Senior		Current
Investment Type	9/30/2016	Type	Location	Financing	Last $ PSF(2)	Yield(3)

Jr. Mortgage Participation and Mezzanine Loans	$189,250	Office	Manhattan	$1,109,000	$1,179	9.69%

Mortgage and Mezzanine Loans	140,920	Commercial/Multi-Family Rental Land	Manhattan	—	$256	9.63%

Mortgage and Mezzanine Loans	107,061	Retail/Multi-Family Rental	Manhattan	—	$725	8.56%

Mezzanine Loan	99,945	Multi-Family Rental	Manhattan	360,000	$844	8.42%

Mortgage and Jr. Mortgage Participation Loans	64,549	Office/Retail	Brooklyn	180,740	$338	9.01%

Mezzanine Loan	61,059	Office	Manhattan	502,100	$521	7.91%

Mezzanine Loan	59,917	Office	Manhattan	246,758	$54	11.23%

Mezzanine Loan	55,264	Office	Manhattan	156,383	$533	9.11%

Mezzanine Loan	53,405	Office	Manhattan	144,009	$473	9.66%

Preferred Equity	37,867	Office	Manhattan	59,034	$471	6.85%

Total	$869,237			$2,758,024		9.16%

(1) Net of unamortized fees, discounts, and premiums. Excludes debt and preferred equity investments totaling $338.0 million with a weighted average current yield of 7.84% which are included in other balance sheet line items.
(2) Reflects the last dollar of exposure to the Company's most junior position.
(3) Calculated based on accounting income, which includes cash interest, paid-in-kind interest, fee accrual and amortization of discounts, recognized in the last month of the quarter, excluding accelerated fee income resulting from early repayment.

Supplemental Information	32	Third Quarter 2016

SELECTED PROPERTY DATA Manhattan Operating Properties Unaudited (Dollars in Thousands)

	Ownership			# of	Usable	% of Total	Occupancy (%)					Annualized	Annualized Cash Rent		Total
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Sep-16	Jun-16	Mar-16	Dec-15	Sep-15	Cash Rent ($'s)	100%	SLG%	Tenants
CONSOLIDATED PROPERTIES
"Same Store"
100 Church Street	100.0	Downtown	Fee Interest	1	1,047,500	3.8	99.5	99.5	99.0	99.0	99.0	$41,639	4.2	3.2	19
110 East 42nd Street	100.0	Grand Central	Fee Interest	1	215,400	0.8	99.9	91.8	97.8	98.5	98.5	10,462	1.0	0.8	23
125 Park Avenue	100.0	Grand Central	Fee Interest	1	604,245	2.2	99.9	98.7	98.7	97.8	88.0	40,497	4.1	3.1	25
220 East 42nd Street	100.0	Grand Central	Fee Interest	1	1,135,000	4.1	79.5	88.1	90.8	90.9	91.6	44,109	4.4	3.4	29
304 Park Avenue South	100.0	Midtown South	Fee Interest	1	215,000	0.8	100.0	99.1	83.8	75.7	90.9	14,832	1.5	1.1	13
420 Lexington Ave (Graybar)	100.0	Grand Central North	Leasehold Interest	1	1,188,000	4.3	98.6	98.1	97.1	98.4	97.0	79,514	8.0	6.0	211
461 Fifth Avenue	100.0	Midtown	Leasehold Interest (1)	1	200,000	0.7	99.9	99.9	99.9	99.9	99.9	18,508	1.9	1.4	11
485 Lexington Avenue	100.0	Grand Central North	Fee Interest	1	921,000	3.4	96.6	98.1	98.1	100.0	100.0	60,938	6.1	4.6	23
555 West 57th Street	100.0	Midtown West	Fee Interest	1	941,000	3.4	99.9	99.9	99.7	99.9	99.9	40,497	4.1	3.1	9
609 Fifth Avenue	100.0	Rockefeller Center	Fee Interest	1	160,000	0.6	76.6	76.1	76.1	76.1	75.6	15,359	1.5	1.2	13
625 Madison Avenue	100.0	Plaza District	Leasehold Interest	1	563,000	2.1	98.8	98.2	97.2	97.2	97.1	58,838	5.9	4.5	24
635 Sixth Avenue	100.0	Midtown South	Fee Interest	1	104,000	0.4	100.0	100.0	100.0	100.0	100.0	8,979	0.9	0.7	2
641 Sixth Avenue	100.0	Midtown South	Fee Interest	1	163,000	0.6	100.0	100.0	100.0	100.0	100.0	13,406	1.3	1.0	7
711 Third Avenue	100.0 (2)	Grand Central North	Leasehold Interest	1	524,000	2.3	88.7	68.3	66.4	65.8	84.1	26,390	2.6	2.0	17
750 Third Avenue	100.0	Grand Central North	Fee Interest	1	780,000	2.9	97.5	97.5	96.0	97.5	97.5	46,836	4.7	3.6	32
810 Seventh Avenue	100.0	Times Square	Fee Interest	1	692,000	2.5	94.1	94.1	92.4	93.0	92.6	45,228	4.5	3.4	48
919 Third Avenue	51.0	Grand Central North	Fee Interest	1	1,454,000	5.3	100.0	100.0	100.0	100.0	100.0	95,412		3.7	9
1185 Avenue of the Americas	100.0	Rockefeller Center	Leasehold Interest	1	1,062,000	3.9	94.3	99.0	99.0	99.0	99.0	89,933	9.0	6.8	16
1350 Avenue of the Americas	100.0	Rockefeller Center	Fee Interest	1	562,000	2.1	98.8	98.5	99.6	99.6	99.4	41,989	4.2	3.2	34
1515 Broadway	100.0	Times Square	Fee Interest	1	1,750,000	6.4	97.3	98.4	98.4	98.4	100.0	117,148	11.7	8.9	11
1 Madison Avenue	100.0	Park Avenue South	Fee Interest	1	1,176,900	4.3	100.0	100.0	100.0	100.0	100.0	68,376	6.8	5.2	2

Subtotal / Weighted Average				21	15,458,045	56.5%	96.3%	96.6%	96.3%	96.5%	97.0%	$978,891	88.4%	70.9%	578

"Non Same Store"
30 East 40th Street	60.0	Grand Central South	Leasehold Interest	1	69,446	0.3	96.3	99.2	99.2	100.0	100.0	$4,493		0.2	61
110 Greene Street	90.0	Soho	Fee Interest	1	223,600	0.8	74.7	77.3	80.3	78.1	84.0	10,226		0.7	56
600 Lexington Avenue	100.0	Grand Central North	Fee Interest	1	303,515	1.1	90.2	92.5	95.3	95.5	91.1	21,694	2.2	1.6	33

Subtotal / Weighted Average				3	596,561	2.2%	85.1%	87.6%	90.1%	89.5%	89.5%	$36,414	2.2%	2.6%	150

Total / Weighted Average Consolidated Properties				24	16,054,606	58.7%	95.9%	96.2%	96.1%	96.2%	96.7%	$1,015,305	90.6%	73.4%	728

UNCONSOLIDATED PROPERTIES
"Same Store"
3 Columbus Circle	48.9	Columbus Circle	Fee Interest	1	530,981	1.9	96.2	96.4	95.5	86.8	86.8	$47,934		1.8	32
100 Park Avenue	50.0	Grand Central South	Fee Interest	1	834,000	3.0	96.4	97.7	96.6	95.5	96.6	63,759		2.4	40
521 Fifth Avenue	50.5	Grand Central	Fee Interest	1	460,000	1.7	89.2	86.8	87.3	91.9	91.9	28,046		1.1	42
800 Third Avenue	60.5	Grand Central North	Fee Interest	1	526,000	1.9	97.1	96.2	95.6	96.1	97.2	34,446		1.6	42
1745 Broadway	56.9	Midtown	Fee Interest	1	674,000	2.5	100.0	100.0	100.0	100.0	100.0	43,512		1.9	1

Subtotal / Weighted Average				5	3,024,981	11.1%	96.2%	96.0%	95.6%	94.5%	94.7%	$217,697		8.7%	157

"Non Same Store"
11 Madison Avenue	60.0	Park Avenue South	Fee Interest	1	2,314,000	8.5	98.0	98.0	98.0	73.0	71.6	$134,677		6.1	9
280 Park Avenue	50.0	Park Avenue	Fee Interest	1	1,219,158	4.5	82.3	81.7	81.0	80.7	72.9	102,296		3.9	30

Subtotal / Weighted Average				2	3,533,158	12.9%	92.6%	92.4%	92.1%	75.7%	72.1%	$236,973		10.0%	39

Total / Weighted Average Unconsolidated Properties				7	6,558,139	24.0%	94.3%	94.1%	93.7%	84.4%	82.7%	$454,670		18.8%	196

Manhattan Operating Properties Grand Total / Weighted Average				31	22,612,745	82.6%	95.4%	95.6%	95.4%	92.8%	92.6%	$1,469,976			924
Manhattan Operating Properties Grand Total - SLG share of Annualized Rent												$1,212,760		92.2%
Manhattan Operating Properties Same Store Occupancy %					18,483,026	81.7%	96.3%	96.5%	96.2%	96.2%	96.7%
Manhattan Operating Properties Same Store Leased Occupancy %							97.5%	97.4%	97.4%	97.2%	97.3%

(1) The Company has an option to acquire the fee interest for a fixed price on a specific date.
(2) The Company owns 50% of the fee interest.

Supplemental Information	33	Third Quarter 2016

SELECTED PROPERTY DATA Suburban Operating Properties Unaudited (Dollars in Thousands)

	Ownership			# of	Usable	% of Total	Occupancy (%)					Annualized	Annualized Cash Rent		Total
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Sep 16	Jun-16	Mar-16	Dec-15	Sep-15	Cash Rent ($'s)	100%	SLG%	Tenants
CONSOLIDATED PROPERTIES
"Same Store" Westchester, New York
1100 King Street - 1 Int'l Drive	100.0	Rye Brook, New York	Fee Interest	1	90,000	0.3	74.8	74.8	74.8	74.8	74.8	$1,862	0.2	0.1	2
1100 King Street - 2 Int'l Drive	100.0	Rye Brook, New York	Fee Interest	1	90,000	0.3	59.2	59.2	59.2	59.2	30.3	1,381	0.1	0.1	3
1100 King Street - 3 Int'l Drive	100.0	Rye Brook, New York	Fee Interest	1	90,000	0.3	52.2	52.2	52.2	5.8	21.7	1,040	0.1	0.1	2
1100 King Street - 4 Int'l Drive	100.0	Rye Brook, New York	Fee Interest	1	90,000	0.3	85.8	85.8	85.8	85.8	85.8	2,145	0.2	0.2	10
1100 King Street - 5 Int'l Drive	100.0	Rye Brook, New York	Fee Interest	1	90,000	0.3	91.3	88.8	87.7	87.7	87.7	2,006	0.2	0.2	10
1100 King Street - 6 Int'l Drive	100.0	Rye Brook, New York	Fee Interest	1	90,000	0.3	56.7	56.7	56.7	56.7	56.7	1,573	0.2	0.1	3
520 White Plains Road	100.0	Tarrytown, New York	Fee Interest	1	180,000	0.7	96.1	94.4	98.3	98.3	99.0	4,309	0.4	0.3	12
115-117 Stevens Avenue	100.0	Valhalla, New York	Fee Interest	1	178,000	0.7	49.5	49.5	78.7	77.2	75.1	1,608	0.2	0.1	10
100 Summit Lake Drive	100.0	Valhalla, New York	Fee Interest	1	250,000	0.9	52.2	52.2	52.2	47.1	72.9	3,438	0.3	0.3	10
200 Summit Lake Drive	100.0	Valhalla, New York	Fee Interest	1	245,000	0.9	95.8	94.5	94.5	82.7	81.2	5,878	0.6	0.4	10
500 Summit Lake Drive	100.0	Valhalla, New York	Fee Interest	1	228,000	0.8	97.8	97.8	97.8	97.8	97.8	5,359	0.5	0.4	7
360 Hamilton Avenue	100.0	White Plains, New York	Fee Interest	1	384,000	1.4	98.4	97.8	98.4	94.7	94.0	14,464	1.4	1.1	21
"Same Store" Westchester, New York Subtotal/Weighted Average				12	2,005,000	8.3%	80.0%	79.5%	82.5%	77.5%	79.7%	$45,063	4.5%	3.4%	100

"Same Store" Connecticut
1 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	1	312,000	1.1	88.8	88.2	92.5	94.6	98.3	$8,868	0.9	0.7	64
2 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	1	46,000	0.2	68.4	73.9	73.9	76.5	76.5	669	0.1	0.1	7
3 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	1	130,000	0.5	76.4	76.4	73.0	69.1	59.0	3,305	0.3	0.3	20
4 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	1	105,000	0.4	92.4	92.4	92.4	86.5	86.5	3,203	0.3	0.2	14
5 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	1	61,000	0.2	99.0	99.0	99.0	99.0	99.3	1,055	0.1	0.1	10
6 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	1	172,000	0.6	93.7	93.7	91.9	86.0	86.0	4,073	0.4	0.3	7
7 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	1	36,800	0.1	100.0	100.0	100.0	100.0	100.0	732	0.1	0.1	2
680 Washington Boulevard	51.0	Stamford, Connecticut	Fee Interest	1	133,000	0.5	87.0	87.6	87.0	88.9	88.9	5,197		0.2	9
750 Washington Boulevard	51.0	Stamford, Connecticut	Fee Interest	1	192,000	0.7	96.4	96.4	97.9	99.1	97.8	7,986		0.3	9
1055 Washington Boulevard	100.0	Stamford, Connecticut	Leasehold Interest	1	182,000	0.7	76.9	79.6	75.6	74.7	80.4	5,235	0.5	0.4	21
1010 Washington Boulevard	100.0	Stamford, Connecticut	Fee Interest	1	143,400	0.5	88.2	79.3	76.9	75.3	73.8	4,193	0.4	0.3	25
"Same Store" Connecticut Subtotal/Weighted Average				11	1,513,200	4.5%	87.9%	87.5%	87.3%	86.5%	86.8%	$44,516	3.1%	2.9%	188

"Same Store" New Jersey
125 Chubb Way	100.0	Lyndhurst, New Jersey	Fee Interest	1	278,000	1.0	73.3	66.2	66.2	66.2	66.2	$4,783	0.5	0.4	7
"Same Store" New Jersey Subtotal/Weighted Average				1	278,000	1.0%	73.3%	66.2%	66.2%	66.2%	66.2%	$4,783	0.5%	0.4%	7

"Same Store" Brooklyn, New York
16 Court Street	100.0	Brooklyn, New York	Fee Interest	1	317,600	1.2	95.9	97.3	96.4	95.5	94.6	$12,896	1.3	1.0	68
"Same Store" Brooklyn, New York Subtotal/Weighted Average				1	317,600	1.2%	95.9%	97.3%	96.4%	95.5%	94.6%	$12,896	1.1%	1.0%	68

Total / Weighted Average Consolidated Properties				25	4,113,800	15.0%	83.7%	82.9%	84.3%	81.4%	82.6%	$107,257	9.4%	7.7%	363

UNCONSOLIDATED PROPERTIES
"Non Same Store"
Jericho Plaza	11.7	Jericho, New York	Fee Interest	2	640,000	2.3	71.0	71.0	71.0	66.9	66.8	$15,744		0.1%	34
"Non Same Store" Subtotal/Weighted Average				2	640,000	2.3%	71.0%	71.0%	71.0%	66.9%	66.8%	$15,744		0.1%	34

Total / Weighted Average Unconsolidated Properties				2	640,000	2.3%	71.0%	71.0%	71.0%	68.9%	68.9%	$15,744		0.1%	34

Suburban Operating Properties Grand Total / Weighted Average				27	4,753,800	17.4%	82.0%	81.3%	82.5%	79.5%	80.4%	$123,002			397
Suburban Operating Properties Grand Total - SLG share of Annualized Rent												$102,635		7.8%
Suburban Operating Properties Same Store Occupancy % (1)					4,113,800	86.5%	83.7%	82.9%	84.3%	81.4%	82.6%
Suburban Operating Properties Same Store Leased Occupancy %							85.4%	83.9%	84.9%	83.3%	84.3%

Supplemental Information	34	Third Quarter 2016

SELECTED PROPERTY DATA Retail and Residential Properties Unaudited (Dollars in Thousands)

	Ownership			# of	Usable	% of Total	Occupancy (%)					Annualized	Annualized	Gross Total RE	Total
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Sep-16	Jun-16	Mar-16	Dec-15	Sep-15	Cash Rent ($'s)	Cash Rent (SLG%)	Book Value	Tenants

"Same Store" Retail
11 West 34th Street	30.0	Herald Square/Penn Station	Fee Interest	1	17,150	2.0	100.0	100.0	100.0	100.0	100.0	$2,648	1.1	$15,482	1
19-21 East 65th Street (1)	90.0	Plaza District	Fee Interest	2	23,610	3.0	77.5	77.5	77.5	60.5	66.0	1,080	1.3	7,556	12
21 East 66th Street	32.3	Plaza District	Fee Interest	1	13,069	2.0	100.0	100.0	100.0	100.0	100.0	3,728	1.7	81,647	1
121 Greene Street	50.0	Soho	Fee Interest	1	7,131	1.0	100.0	100.0	100.0	100.0	100.0	1,459	1.0	28,255	2
315 West 33rd Street - The Olivia	100.0	Penn Station	Fee Interest	1	270,132	33.0	100.0	100.0	100.0	100.0	100.0	14,904	20.5	216,116	10
717 Fifth Avenue	10.9	Midtown/Plaza District	Fee Interest	1	119,550	15.0	81.1	81.1	85.0	85.0	85.0	42,383	6.4	279,917	5
724 Fifth Avenue	50.0	Plaza District	Fee Interest	1	65,010	8.0	97.0	90.1	83.1	83.1	83.1	24,111	16.6	226,661	10
752-760 Madison Avenue	100.0	Plaza District	Fee Interest	1	21,124	3.0	100.0	100.0	100.0	100.0	100.0	13,597	18.7	295,427	1
762 Madison Avenue (1)	90.0	Plaza District	Fee Interest	1	6,109	1.0	100.0	100.0	100.0	100.0	100.0	1,787	2.2	16,705	5
Williamsburg Terrace	100.0	Brooklyn, New York	Fee Interest	1	52,000	6.0	100.0	100.0	100.0	100.0	100.0	1,786	2.5	16,358	3
Subtotal/Weighted Average				11	594,885	73.0%	95.0%	94.2%	94.3%	93.6%	93.8%	$107,483	72.0%	$1,184,123	50

"Non Same Store" Retail
183-187 Broadway, 5-7 Dey Street	100.0	Lower Manhattan	Fee Interest	3	82,700	10.0	54.1	61.1	69.7	76.6	90.5	$2,636	3.6	$93,233	23
102 Greene Street	100.0	Soho	Fee Interest	1	9,200	1.0	54.3	54.3	—	54.3	54.3	360	0.5	35,062	1
115 Spring Street	100.0	Soho	Fee Interest	1	5,218	1.0	100.0	100.0	100.0	100.0	100.0	2,800	3.9	54,034	1
131-137 Spring Street	20.0	Soho	Fee Interest	2	68,342	8.0	93.9	93.9	93.9	93.9	100.0	12,024	3.3	277,814	9
1552-1560 Broadway	50.0	Times Square	Fee Interest	2	57,718	7.0	67.5	67.5	67.5	67.5	67.5	24,324	16.7	254,827	2
Subtotal/Weighted Average				9	223,178	27.0%	70.8%	73.4%	74.4%	79.3%	86.0%	$42,144	28.0%	$714,969	36

Total / Weighted Average Retail Properties				20	818,063	100.0%	88.4%	88.6%	88.8%	89.8%	91.7%	$149,626	100.0%	$1,899,092	86

Residential Properties
	Ownership			# of	Useable		Occupancy (%)					Average Monthly (2)	Annualized	Gross Total RE
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Total Units	Sep-16	Jun-16	Mar-16	Dec-15	Sep-15	Rent Per Unit ($'s)	Cash Rent ($'s)	Book Value

"Same Store" Residential
315 West 33rd Street - The Olivia	100.0	Penn Station	Fee Interest		222,855	333	94.0	92.8	95.2	89.5	91.0	$4,113	$15,399	$178,292
400 East 57th Street (1)	90.0	Upper East Side	Fee Interest	1	290,482	261	91.6	93.5	92.7	92.3	94.6	3,362	10,983	125,554
400 East 58th Street (1)	90.0	Upper East Side	Fee Interest	1	140,000	126	91.3	92.9	92.8	95.2	95.2	3,301	5,059	55,163
1080 Amsterdam (1)	92.5	Upper West Side	Leasehold Interest	1	82,250	96	88.5	91.7	96.9	96.9	96.9	3,895	4,225	46,640
Subtotal/Weighted Average				3	735,587	816	92.2%	92.9%	94.2%	92.2%	93.5%	$3,725	$35,666	$405,649

"Non Same Store" Residential
Upper East Side Residential	95.1	Upper East Side	Fee Interest	1	27,000	28	42.9	42.9	42.9	85.7	85.7	$1,381	$650	$48,152
605 West 42nd Street	20.0	Midtown West	Fee Interest	1	927,358	1,180	55.0	—	N/A	N/A	N/A	4,200	32,707	629,719
Stonehenge Portfolio	Various		Fee Interest	16	2,029,924	2,190	92.2	94.6	94.8	94.3	94.6	3,857	102,466	975,615
Subtotal/Weighted Average				18	2,984,282	3,398	78.9%	61.3%	94.1%	94.2%	94.5%	$3,929	$135,823	$1,653,486

Total / Weighted Average Residential Properties				21	3,719,869	4,214	81.4%	67.4%	94.2%	93.6%	94.2%	$3,884	$171,489	$2,059,135

(1) Stonehenge Portfolio Property.
(2) Calculated based on occupied units. Amounts in dollars.

Supplemental Information	35	Third Quarter 2016

SELECTED PROPERTY DATA Development / Redevelopment and Land Properties Unaudited (Dollars in Thousands)

	Ownership			# of	Useable	% of Total	Occupancy (%)					Annualized	Annualized	Gross Total RE	Total
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Sep-16	Jun-16	Mar-16	Dec-15	Sep-15	Cash Rent ($'s)	Cash Rent (SLG%)	Book Value	Tenants

Development / Redevelopment
One Vanderbilt	100.0	Grand Central	Fee Interest	1	—	—	—	—	—	—	—	$0	—	$330,339	—
10 East 53rd Street	55.0	Plaza District	Fee Interest	1	354,300	46.0	48.1	46.1	45.9	41.6	43.9	15,791	70.4	340,936	19
562 Fifth Avenue	100.0	Plaza District	Fee Interest	1	42,635	5.0	100.0	100.0	100.0	100.0	100.0	2,100	17.0	68,754	1
650 Fifth Avenue	50.0	Plaza District	Leasehold Interest	1	32,324	4.0	10.5	10.5	10.5	10.5	10.5	1,352	5.5	302,364	3
719 Seventh Avenue	75.0	Times Square	Fee Interest	1	—	—	—	—	—	—	—	—	—	59,637	—
175-225 Third Street	95.0	Brooklyn, New York	Fee Interest	1	—	—	—	—	—	—	—	—	—	78,469	—
55 West 46th Street	25.0	Midtown	Fee Interest	1	347,000	45.0	17.1	17.1	8.1	—	—	3,136	6.4	316,859	2
1640 Flatbush Avenue	100.0	Brooklyn, New York	Fee Interest	1	1,000	—	100.0	100.0	100.0	100.0	100.0	85	0.7	6,755	1
Total / Weighted Average Development / Redevelopment Properties				8	777,259	100.0%	35.6%	34.7%	30.6%	25.0%	26.1%	$22,464	100.0%	$1,504,113	26

Land
333 East 22nd Street	33.3	Midtown South	Leasehold Interest	1	26,926	13.0	—	N/A	N/A	N/A	N/A	$0	—	$0
635 Madison Avenue (1)	100.0	Plaza District	Fee Interest	1	176,530	87.0	100.0	100.0	100.0	100.0	100.0	3,678	100.0	153,745
Total / Weighted Average Land				2	203,456	100.0%	86.8%	100.0%	100.0%	100.0%	100.0%	$3,678	100.0%	$153,745

(1) Subject to a long-term, third party net operating lease.

Supplemental Information	36	Third Quarter 2016

SELECTED PROPERTY DATA Retail Properties Unaudited (Dollars in Thousands)

	Ownership			# of	Useable	% of Total	Occupancy (%)					Annualized Retail	Annualized Retail Cash Rent		Total
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Sep-16	Jun-16	Mar-16	Dec-15	Sep-15	Cash Rent ($'s)	100%	SLG	Tenants
HIGH STREET RETAIL - Consolidated Properties
183-187 Broadway, 5-7 Dey Street	100.0	Lower Manhattan	Fee Interest	3	82,700	4.1	54.1	61.1	69.7	76.6	90.5	$2,636	0.9	1.3	23
19-21 East 65th Street	90.0	Plaza District	Fee Interest	2	23,610	1.2	77.5	77.5	77.5	60.5	66.0	1,080	0.4	0.5	12
102 Greene Street	100.0	Soho	Fee Interest	1	9,200	0.5	54.3	54.3	—	54.3	54.3	360	0.1	0.2	1
115 Spring Street	100.0	Soho	Fee Interest	1	5,218	0.3	100.0	100.0	100.0	100.0	100.0	2,800	0.9	1.4	1
315 West 33rd Street - The Olivia	100.0	Penn Station	Fee Interest	1	217,519	10.7	100.0	100.0	100.0	100.0	100.0	12,083	4.0	6.2	9
719 Seventh Avenue	75.0	Times Square	Fee Interest	1	—	—	—	—	—	—	—	—	—	—	—
752-760 Madison Avenue	100.0	Plaza District	Fee Interest	1	21,124	1.0	100.0	100.0	100.0	100.0	100.0	13,597	4.5	7.0	1
762 Madison Avenue	90.0	Plaza District	Fee Interest	1	6,109	0.3	100.0	100.0	100.0	100.0	100.0	1,787	0.6	0.8	5
Williamsburg Terrace	100.0	Brooklyn, New York	Fee Interest	1	52,000	2.6	100.0	100.0	100.0	100.0	100.0	1,786	0.6	0.9	3
1640 Flatbush Avenue	100.0	Brooklyn, New York	Fee Interest	1	1,000	—	100.0	100.0	100.0	100.0	100.0	85	—	—	1

Subtotal / Weighted Average				13	418,480	20.6%	88.6%	90.0%	90.5%	92.5%	95.3%	$36,214	11.9%	18.4%	56

HIGH STREET RETAIL - Unconsolidated Properties
11 West 34th Street	30.0	Herald Square/Penn Station	Fee Interest	1	17,150	0.8	100.0	100.0	100.0	100.0	100.0	$2,648	0.9	0.4	1
21 East 66th Street	32.3	Plaza District	Fee Interest	1	13,069	0.6	100.0	100.0	100.0	100.0	100.0	3,728	1.2	0.6	1
121 Greene Street	50.0	Soho	Fee Interest	1	7,131	0.4	100.0	100.0	100.0	100.0	100.0	1,459	0.5	0.4	2
131-137 Spring Street	20.0	Soho	Fee Interest	2	68,342	3.4	93.9	93.9	93.9	93.9	100.0	12,024	4.0	1.2	9
650 Fifth Avenue	50.0	Plaza District	Leasehold Interest	1	32,324	1.6	10.5	10.5	10.5	10.5	10.5	1,352	0.4	0.3	3
717 Fifth Avenue	10.9	Midtown/Plaza District	Fee Interest	1	119,550	5.9	81.1	81.1	85.0	85.0	85.0	42,383	14.0	2.4	5
724 Fifth Avenue	50.0	Plaza District	Fee Interest	1	65,010	3.2	97.0	90.1	83.1	83.1	83.1	24,111	7.9	6.2	10
1552-1560 Broadway	50.0	Times Square	Fee Interest	2	57,718	2.8	67.5	67.5	67.5	67.5	67.5	24,324	8.0	6.2	2

Subtotal / Weighted Average				10	380,294	18.7%	79.9%	78.7%	78.8%	78.8%	79.9%	$112,028	36.9%	17.7%	33

Total / Weighted Average Prime Retail				23	798,774	39.3%	84.5%	84.7%	84.9%	85.9%	87.9%	$148,243	48.9%	36.1%	89

OTHER RETAIL - Consolidated Properties
100 Church Street	100.0	Downtown	Fee Interest	1	49,992	2.5	100.0	100.0	100.0	100.0	100.0	$2,815	0.9	1.4	6
110 Greene Street	90.0	Soho	Fee Interest	1	16,121	0.8	100.0	100.0	100.0	100.0	100.0	2,897	1.0	1.3	5
125 Park Avenue	100.0	Grand Central	Fee Interest	1	32,124	1.6	100.0	100.0	100.0	68.4	64.3	4,668	1.5	2.4	6
220 East 42nd Street	100.0	Grand Central	Fee Interest	1	35,332	1.7	59.0	77.6	84.3	96.5	96.5	1,720	0.6	0.9	3
Upper East Side Residential	95.1	Upper East Side	Fee Interest	1	4,150	0.2	88.0	88.0	88.0	88.0	88.0	451	0.1	0.2	4
304 Park Avenue South	100.0	Midtown South	Fee Interest	1	25,330	1.2	100.0	87.0	87.0	87.0	87.0	3,319	1.1	1.7	6
400 East 57th Street	90.0	Upper East Side	Fee Interest	1	13,772	0.7	49.2	49.2	55.4	55.4	55.4	1,422	0.5	0.7	8
400 East 58th Street	90.0	Upper East Side	Fee Interest	1	3,156	0.2	100.0	100.0	100.0	100.0	100.0	543	0.2	0.2	5
420 Lexington Ave (Graybar)	100.0	Grand Central North	Leasehold Interest	1	49,375	2.4	96.8	100.0	100.0	100.0	100.0	3,894	1.3	2.0	5
461 Fifth Avenue	100.0	Midtown	Leasehold Interest	1	16,248	0.8	100.0	100.0	100.0	100.0	100.0	2,094	0.7	1.1	2
485 Lexington Avenue	100.0	Grand Central North	Fee Interest	1	45,394	2.2	62.1	62.1	62.1	100.0	100.0	3,252	1.1	1.7	4
555 West 57th Street	100.0	Midtown West	Fee Interest	1	60,389	3.0	100.0	100.0	100.0	100.0	100.0	1,880	0.6	1.0	2
600 Lexington Avenue	100.0	Grand Central North	Fee Interest	1	4,264	0.2	100.0	100.0	100.0	100.0	100.0	830	0.3	0.4	2
609 Fifth Avenue	100.0	Rockefeller Center	Fee Interest	1	46,019	2.3	100.0	100.0	100.0	100.0	100.0	9,545	3.1	4.9	1
625 Madison Avenue	100.0	Plaza District	Leasehold Interest	1	74,937	3.7	100.0	97.8	90.6	89.3	89.3	21,912	7.2	11.2	18
635 Sixth Avenue	100.0	Midtown South	Fee Interest	1	23,250	1.1	100.0	100.0	100.0	100.0	100.0	3,119	1.0	1.6	1
641 Sixth Avenue	100.0	Midtown South	Fee Interest	1	28,500	1.4	100.0	100.0	100.0	100.0	100.0	3,388	1.1	1.7	2
711 Third Avenue	100.0	Grand Central North	Leasehold Interest	1	25,639	1.3	100.0	100.0	100.0	100.0	100.0	2,884	1.0	1.5	3
750 Third Avenue	100.0	Grand Central North	Fee Interest	1	24,827	1.2	100.0	100.0	100.0	100.0	100.0	2,638	0.9	1.3	7
810 Seventh Avenue	100.0	Times Square	Fee Interest	1	13,470	0.7	100.0	100.0	100.0	100.0	100.0	3,781	1.2	1.9	4
919 Third Avenue	51.0	Grand Central North	Fee Interest	1	31,004	1.5	100.0	100.0	100.0	100.0	100.0	3,424	1.1	0.9	5
1080 Amsterdam	92.5	Upper West Side	Leasehold Interest	1	1,800	0.1	100.0	100.0	100.0	100.0	100.0	252	0.1	0.1	1
1185 Avenue of the Americas	100.0	Rockefeller Center	Leasehold Interest	1	37,326	1.8	100.0	100.0	100.0	100.0	100.0	6,366	2.1	3.3	5
1350 Avenue of the Americas	100.0	Rockefeller Center	Fee Interest	1	17,797	0.9	65.7	100.0	100.0	100.0	100.0	2,151	0.7	1.1	5
1515 Broadway	100.0	Times Square	Fee Interest	1	185,333	9.1	89.5	100.0	100.0	100.0	100.0	18,258	6.0	9.3	6

Subtotal / Weighted Average				25	865,549	42.6%	92.3%	95.7%	95.4%	96.6%	96.5%	$107,503	35.4%	53.8%	116

Supplemental Information	37	Third Quarter 2016

SELECTED PROPERTY DATA - CONTINUED Retail Properties Unaudited (Dollars in Thousands)

	Ownership			# of	Useable	% of Total	Occupancy (%)					Annualized Retail	Annualized Retail Cash Rent		Total
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Sep-16	Jun-16	Mar-16	Dec-15	Sep-15	Cash Rent ($'s)	100%	SLG	Tenants

OTHER RETAIL - Unconsolidated Properties
3 Columbus Circle	48.9	Columbus Circle	Fee Interest	1	75,165	3.7	100.0	100.0	100.0	87.2	87.2	$19,390	6.4	4.8	6
10 East 53rd Street	55.0	Plaza District	Fee Interest	1	39,340	1.9	100.0	100.0	100.0	100.0	81.7	3,359	1.1	0.9	3
11 Madison Avenue	60.0	Park Avenue South	Fee Interest	1	38,800	1.9	97.7	97.7	97.7	90.2	90.2	3,534	1.2	1.1	5
30 East 40th Street	60.0	Grand Central South	Leasehold Interest	1	4,461	0.2	100.0	100.0	100.0	100.0	100.0	459	0.2	0.1	5
55 West 46th Street	25.0	Midtown	Leasehold Interest	1	1,191	0.1	100.0	100.0	100.0	—	—	210	0.1	—	1
100 Park Avenue	50.0	Grand Central South	Fee Interest	1	40,022	2.0	100.0	100.0	100.0	100.0	100.0	3,371	1.1	0.9	9
280 Park Avenue	50.0	Park Avenue	Fee Interest	1	18,545	0.9	18.9	18.9	18.9	18.9	18.9	786	0.3	0.2	2
521 Fifth Avenue	50.5	Grand Central	Fee Interest	1	53,157	2.6	100.0	100.0	100.0	100.0	100.0	4,990	1.6	1.3	3
800 Third Avenue	60.5	Grand Central North	Fee Interest	1	9,900	0.5	100.0	100.0	100.0	100.0	100.0	1,924	0.6	0.6	2
Stonehenge Portfolio	Various		Fee Interest	10	88,984	4.4	82.7	82.7	80.3	80.3	82.5	9,561	3.2	0.1	33

Subtotal / Weighted Average				19	369,565	18.2%	91.5%	91.5%	90.9%	87.2%	85.8%	$47,584	15.7%	10.1%	69

Total / Weighted Average Other Retail				44	1,235,114	60.7%	92.1%	94.1%	94.1%	93.8%	93.3%	$155,087	51.1%	63.9%	185

Retail Grand Total / Weighted Average				67	2,033,888	100.0%	89.1%	90.6%	90.5%	90.7%	91.2%	$303,330	100.0%		274
Retail Grand Total - SLG share of Annualized Rent												$195,604		100.0%

Supplemental Information	38	Third Quarter 2016

SELECTED PROPERTY DATA Reckson Operating Portfolio - Consolidated Properties Unaudited (Dollars in Thousands)

	Ownership			Useable	% of Total	Occupancy (%)					Annualized Cash Rent ($'s)	Annualized Cash Rent		Total
Properties	Interest (%)	SubMarket	Ownership	Sq. Feet	Sq. Feet	Sep-16	Jun-16	Mar-16	Dec-15	Sep-15		100%	SLG%	Tenants
Manhattan Operating Properties - Reckson Portfolio
"Same Store"
110 East 42nd Street	100.0	Grand Central	Fee Interest	215,400	1.8	99.9	91.8	97.8	98.5	98.5	$10,462	1.9	1.7	23
125 Park Avenue	100.0	Grand Central	Fee Interest	604,245	5.1	99.9	98.7	98.7	97.8	88.0	40,497	7.4	6.6	25
304 Park Avenue South	100.0	Midtown South	Fee Interest	215,000	1.8	100.0	99.1	83.8	75.7	90.9	14,832	2.7	2.4	13
461 Fifth Avenue	100.0	Midtown	Leasehold Interest (1)	200,000	1.7	99.9	99.9	99.9	99.9	99.9	18,508	3.4	3.0	11
555 West 57th Street	100.0	Midtown West	Fee Interest	941,000	8.0	99.9	99.9	99.7	99.9	99.9	40,497	7.4	6.6	9
609 Fifth Avenue	100.0	Rockefeller Center	Fee Interest	160,000	1.4	76.6	76.1	76.1	76.1	75.6	15,359	2.8	2.5	13
625 Madison Avenue	100.0	Plaza District	Leasehold Interest	563,000	4.8	98.8	98.2	97.2	97.2	97.1	58,838	10.8	9.7	24
635 Sixth Avenue	100.0	Midtown South	Fee Interest	104,000	0.9	100.0	100.0	100.0	100.0	100.0	8,979	1.6	1.5	2
641 Sixth Avenue	100.0	Midtown South	Fee Interest	163,000	1.4	100.0	100.0	100.0	100.0	100.0	13,406	2.5	2.2	7
711 Third Avenue	100.0 (2)	Grand Central North	Leasehold Interest	524,000	4.5	88.7	68.3	66.4	65.8	84.1	26,390	4.8	4.3	17
750 Third Avenue	100.0	Grand Central North	Fee Interest	780,000	6.6	97.5	97.5	96.0	97.5	97.5	46,836	8.6	7.7	32
810 Seventh Avenue	100.0	Times Square	Fee Interest	692,000	5.9	94.1	94.1	92.4	93.0	92.6	45,228	8.3	7.4	48
919 Third Avenue	51.0	Grand Central North	Fee Interest	1,454,000	12.4	100.0	100.0	100.0	100.0	100.0	95,412	—	8.0	9
1185 Avenue of the Americas	100.0	Rockefeller Center	Leasehold Interest	1,062,000	9.0	94.3	99.0	99.0	99.0	99.0	89,933	16.5	14.8	16
1350 Avenue of the Americas	100.0	Rockefeller Center	Fee Interest	562,000	4.8	98.8	98.5	99.6	99.6	99.4	41,989	7.7	6.9	34
Subtotal / Weighted Average				8,239,645	70.1%	97.2%	96.1%	95.4%	95.3%	96.1%	$567,167	86.6%	85.4%	283

"Non Same Store"
110 Greene Street	90.0	Soho	Fee Interest	223,600	1.9	74.7	77.3	80.3	78.1	84.0	$10,226		1.5	56
Subtotal / Weighted Average				223,600	1.9%	74.7%	77.3%	80.3%	78.1%	84.0%	$10,226		1.5%	56

Total / Weighted Average Manhattan Consolidated Properties				8,463,245	72.0%	96.6%	95.6%	95.0%	94.9%	95.8%	$577,394	86.6%		339
Total Manhattan Consolidated Properties - SLG share of Annualized Rent											$529,619		86.9%

Suburban Operating Properties
"Same Store" Westchester, New York
1100 King Street - 1 Int'l Drive	100.0	Rye Brook, New York	Fee Interest	90,000	0.8	74.8	74.8	74.8	74.8	74.8	$1,862	0.3	0.3	2
1100 King Street - 2 Int'l Drive	100.0	Rye Brook, New York	Fee Interest	90,000	0.8	59.2	59.2	59.2	59.2	30.3	1,381	0.3	0.2	3
1100 King Street - 3 Int'l Drive	100.0	Rye Brook, New York	Fee Interest	90,000	0.8	52.2	52.2	52.2	5.8	21.7	1,040	0.2	0.2	2
1100 King Street - 4 Int'l Drive	100.0	Rye Brook, New York	Fee Interest	90,000	0.8	85.8	85.8	85.8	85.8	85.8	2,145	0.4	0.4	10
1100 King Street - 5 Int'l Drive	100.0	Rye Brook, New York	Fee Interest	90,000	0.8	91.3	88.8	87.7	87.7	87.7	2,006	0.4	0.3	10
1100 King Street - 6 Int'l Drive	100.0	Rye Brook, New York	Fee Interest	90,000	0.8	56.7	56.7	56.7	56.7	56.7	1,573	0.3	0.3	3
520 White Plains Road	100.0	Tarrytown, New York	Fee Interest	180,000	1.5	96.1	94.4	98.3	98.3	99.0	4,309	0.8	0.7	12
115-117 Stevens Avenue	100.0	Valhalla, New York	Fee Interest	178,000	1.5	49.5	49.5	78.7	77.2	75.1	1,608	0.3	0.3	10
100 Summit Lake Drive	100.0	Valhalla, New York	Fee Interest	250,000	2.1	52.2	52.2	52.2	47.1	72.9	3,438	0.6	0.6	10
200 Summit Lake Drive	100.0	Valhalla, New York	Fee Interest	245,000	2.1	95.8	94.5	94.5	82.7	81.2	5,878	1.1	1.0	10
500 Summit Lake Drive	100.0	Valhalla, New York	Fee Interest	228,000	1.9	97.8	97.8	97.8	97.8	97.8	5,359	1.0	0.9	7
360 Hamilton Avenue	100.0	White Plains, New York	Fee Interest	384,000	3.3	98.4	97.8	98.4	94.7	94.0	14,464	2.7	2.4	21
Westchester, New York Subtotal / Weighted Average				2,005,000	17.1%	80.0%	79.5%	82.5%	77.5%	79.7%	$45,063	8.3%	7.4%	100

"Same Store" Connecticut
7 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	36,800	0.3	100.0	100.0	100.0	100.0	100.0	$732	0.1	0.1	2
680 Washington Boulevard	51.0	Stamford, Connecticut	Fee Interest	133,000	1.1	87.0	87.6	87.0	88.9	88.9	5,197	—	0.4	9
750 Washington Boulevard	51.0	Stamford, Connecticut	Fee Interest	192,000	1.6	96.4	96.4	97.9	99.1	97.8	7,986	—	0.7	9
1055 Washington Boulevard	100.0	Stamford, Connecticut	Leasehold Interest	182,000	1.5	76.9	79.6	75.6	74.7	80.4	5,235	1.0	0.9	21
1010 Washington Boulevard	100.0	Stamford, Connecticut	Fee Interest	143,400	1.2	88.2	79.3	76.9	75.3	73.8	4,193	0.8	0.7	25
Connecticut Subtotal/Weighted Average				687,200	5.8%	87.9%	86.9%	85.6%	85.8%	86.6%	$23,343	1.9%	2.8%	66

"Same Store" New Jersey
125 Chubb Way	100.0	Lyndhurst, New Jersey	Fee Interest	278,000	2.4	73.3	66.2	66.2	66.2	66.2	$4,783	0.9	0.8	7
New Jersey Subtotal / Weighted Average				278,000	2.4%	73.3%	66.2%	66.2%	66.2%	66.2%	$4,783	0.9%	0.8%	7

"Same Store" Brooklyn, New York
16 Court Street	100.0	Brooklyn, New York	Fee Interest	317,600	2.7	95.9	97.3	96.4	95.5	94.6	$12,896	2.4	2.1	68
Brooklyn, New York Subtotal / Weighted Average				317,600	2.7%	95.9%	97.3%	96.4%	95.5%	94.6%	$12,896	2.4%	2.1%	68

Total / Weighted Average Suburban Consolidated Properties				3,287,800	28.0%	82.6%	81.6%	83.1%	80.0%	81.5%	$86,084	13.4%		241
Total Suburban Consolidated Properties - SLG share of Annualized Rent											$79,624		13.1%

Reckson Operating Properties Grand Total / Weighted Average				11,751,045	100.0%	92.7%	91.7%	91.7%	90.7%	91.8%	$663,478	100.0%		580
Reckson Operating Properties Grand Total - SLG Share of Annualized Rent											$609,244		100.0%
Reckson Operating Properties Same Store Occupancy %				11,527,445	98.1%	93.0%	92.0%	91.9%	91.0%	91.9%
(1) The Company has an option to acquire the fee interest for a fixed price on a specific date.
(2) The Company owns 50% of the fee interest.

Supplemental Information	39	Third Quarter 2016

SELECTED PROPERTY DATA Reckson Operating Portfolio - Retail, Land, and Residential Properties Unaudited (Dollars in Thousands)

	Ownership			Useable	% of Total	Occupancy (%)					Annualized	Annualized	Gross Total RE	Total
Properties	Interest (%)	SubMarket	Ownership	Sq. Feet	Sq. Feet	Sep-16	Jun-16	Mar-16	Dec-15	Sep-15	Cash Rent ($'s)	Cash Rent (SLG%)	Book Value	Tenants

Retail
102 Greene Street	100.0	Soho	Fee Interest	9,200	2.0	54.3	54.3	—	54.3	54.3	$360	1.0	$35,062	1
115 Spring Street	100.0	Soho	Fee Interest	5,218	1.0	100.0	100.0	100.0	100.0	100.0	2,800	7.8	54,034	1
131-137 Spring Street	20.0	Soho	Fee Interest	68,342	16.0	93.9	93.9	93.9	93.9	100.0	12,024	6.7	277,814	9
315 West 33rd Street - The Olivia	100.0	Penn Station	Fee Interest	270,132	63.0	100.0	100.0	100.0	100.0	100.0	14,904	41.6	216,116	10
752-760 Madison Avenue	100.0	Plaza District	Fee Interest	21,124	5.0	100.0	100.0	100.0	100.0	100.0	13,597	37.9	295,427	1
Williamsburg Terrace	100.0	Brooklyn, New York	Fee Interest	52,000	12.0	100.0	100.0	100.0	100.0	100.0	1,786	5.0	16,358	3
Total Retail Properties				426,016	100.0%	98.0%	98.0%	96.9%	98.0%	99.0%	$45,471	100.0%	$894,810	25

Land
635 Madison Avenue	100.0	Plaza District	Fee Interest	176,530	100.0	100.0	100.0	100.0	100.0	100.0	$3,678	100.0	$153,745
Total Land Properties				176,530	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	$3,678	100.0%	$153,745

Residential Properties
	Ownership			Useable		Occupancy (%)					Annualized	Average Monthly	Gross Total RE	Total
Properties	Interest (%)	SubMarket	Ownership	Sq. Feet	Total Units	Sep-16	Jun-16	Mar-16	Dec-15	Sep-15	Cash Rent ($'s)	Rent Per Unit ($'s) (1)	Book Value	Tenants
315 West 33rd Street - The Olivia	100.0	Penn Station	Fee Interest	222,855	333	94.0	92.8	95.2	89.5	91.0	$15,399	$4,113	$178,292	313
Total Residential Properties				222,855	333	94.0%	92.8%	95.2%	89.5%	91.0%	$15,399	$4,113	$178,292	313

(1) Calculated based on occupied units

Supplemental Information	40	Third Quarter 2016

LARGEST TENANTS BY SQUARE FEET LEASED Manhattan and Suburban Properties Unaudited (Dollars in Thousands Except Per SF)

								% of
						% of	SLG Share of	SLG Share of
		Lease	Total	Annualized	Rent PSF	Annualized	Annualized	Annualized	Credit
Tenant Name	Property	Expiration	Square Feet	Cash Rent ($)	Annualized	Cash Rent	Cash Rent ($)	Cash Rent	Rating (1)

Credit Suisse Securities (USA), Inc.	1 Madison Avenue, 11 Madison Avenue & 1055 Washington Blvd	2017, 2019, 2020 & 2037	2,401,307	$ 125,968 (2)	$52.46	7.9%	$102,150	7.8%	A
Viacom International, Inc.	1515 Broadway	2031	1,330,735	89,080	$66.94	5.6%	89,080	6.8%	BBB-
Penguin Random House, Inc.	1745 Broadway	2018 & 2033	644,598	43,512	$67.50	2.7%	24,745	1.9%	BBB+
Sony Corporation	11 Madison Avenue	2031	578,791	42,857	$74.05	2.7%	25,714	2.0%	BBB-
Debevoise & Plimpton, LLP	919 Third Avenue	2021	575,324	44,407	$77.19	2.8%	22,648	1.7%
The City of New York	16 Court Street, 100 Church Street & 420 Lexington Avenue	2017, 2020, 2030 & 2034	554,694	19,759	$35.62	1.2%	19,759	1.5%	Aa2
Omnicom Group, Inc., Cardinia Real Estate	220 East 42nd Street	2017 & 2032	403,457	17,752	$44.00	1.1%	17,752	1.3%	BBB+
Citigroup, N.A.	485 Lexington Avenue, 750 Third Avenue, 800 Third Avenue & 750 Washington Blvd	2017, 2019 & 2027	388,753	23,032	$59.25	1.4%	20,942	1.6%	BBB+
Ralph Lauren Corporation	625 Madison Avenue	2019	385,325	28,916	$75.04	1.8%	28,916	2.2%	A
Advance Magazine Group, Fairchild Publications	750 Third Avenue & 485 Lexington Avenue	2021	339,195	17,800	$52.48	1.1%	17,800	1.4%
C.B.S. Broadcasting, Inc.	555 West 57th Street	2023	338,527	15,023	$44.38	0.9%	15,023	1.1%	BBB
Metro-North Commuter Railroad Company	110 East 42nd Street & 420 Lexington Avenue	2021 & 2034	328,957	17,371	$52.80	1.1%	17,371	1.3%	Aa2
Schulte, Roth & Zabel LLP	919 Third Avenue	2036	263,186	18,773	$71.33	1.2%	9,574	0.7%
Bloomberg LP	919 Third Avenue	2029	256,107	14,213	$55.50	0.9%	7,249	0.6%
HF Management Services LLC	100 Church Street	2032	230,394	7,802	$33.86	0.5%	7,802	0.6%
BMW of Manhattan	555 West 57th Street	2022	227,782	6,964	$30.57	0.4%	6,964	0.5%	A+
The City University of New York - CUNY	555 West 57th Street & 16 Court Street	2020, 2024 & 2030	227,622	9,532	$41.88	0.6%	9,532	0.7%	Aa2
WME IMG, LLC	11 Madison Avenue & 304 Park Avenue	2028 & 2030	214,707	16,232	$75.60	1.0%	12,706	1.0%
Bloomingdales, Inc.	919 Third Avenue	2024	205,821	11,879	$57.72	0.7%	6,058	0.5%	BBB
Newmark & Company Real Estate Inc.	125 Park Avenue, 110 East 42nd Street & 680 Washington Blvd	2016, 2026 & 2031	182,696	10,466	$57.28	0.7%	10,257	0.8%	BBB-
Amerada Hess Corp.	1185 Avenue of the Americas	2027	181,569	14,566	$80.22	0.9%	14,566	1.1%	BBB-
The Travelers Indemnity Company	485 Lexington Avenue	2021	176,838	11,306	$63.94	0.7%	11,306	0.9%	AA
United Nations	220 East 42nd Street	2017, 2021 & 2022	171,091	8,581	$50.16	0.5%	8,581	0.7%
RSM McGladrey, Inc.	1185 Avenue of the Americas	2018	164,771	11,061	$67.13	0.7%	11,061	0.8%
Verizon	1100 King Street Bldg 1, 1 Landmark Square, 2 Landmark Square & 500 Summit Lake Drive	2018, 2019 & 2026	162,409	4,514	$27.79	0.3%	4,514	0.3%	BBB+
News America Incorporated	1185 Avenue of the Americas	2020	161,722	15,958	$98.68	1.0%	15,958	1.2%	BBB+
King & Spalding	1185 Avenue of the Americas	2025	159,943	14,828	$92.71	0.9%	14,828	1.1%
Young & Rubicam, Inc.	3 Columbus Circle	2033	159,394	9,909	$62.17	0.6%	4,846	0.4%	BBB
Yelp, Inc.	11 Madison Avenue	2025	152,232	12,974	$85.22	0.8%	7,784	0.6%
National Hockey League	1185 Avenue of the Americas	2022	148,217	13,684	$92.32	0.9%	13,684	1.0%

Total			11,716,164	$ 698,720 (2)	$59.64	43.9%	$579,170	44.0%

(1) Corporate or bond rating from S&P or Moody's.
(2) Reflects the net rent for the 1 Madison Avenue lease. If this lease were included on a gross basis, Credit Suisse's total PSF annualized rent would be $60.63 and total PSF annualized rent for the largest tenants would be $61.31.

Supplemental Information	41	Third Quarter 2016

TENANT DIVERSIFICATION Based on SLG Share of Annualized Cash Rent Unaudited

Category	Manhattan Properties	Suburban Properties

Arts, Ent. & Recreation	4.4%	0.2%
Business Services	2.7%	2.9%
Financial Services	32.6%	31.4%
Government / Non Profit	3.6%	4.8%
Legal	7.7%	13.2%
Manufacturing	2.4%	5.8%
Medical	2.4%	2.1%
Other	7.1%	3.1%
Professional Services	6.6%	12.8%
Retail	6.9%	3.3%

TAMI
Technology	1.7%	6.7%
Advertising	4.3%	0.9%
Media	17.3%	12.6%
Information	0.4%	0.0%

Total	100.0%	100.0%

Supplemental Information	42	Third Quarter 2016

LEASING ACTIVITY - MANHATTAN OPERATING PROPERTIES Available Space Unaudited

Activity	Building Address	# of Leases	Useable SF	Rentable SF	Escalated Rent/Rentable SF ($'s)(1)

Available Space at 6/30/16			991,894

Space which became available during the Quarter (2):
Office
	3 Columbus Circle	2	6,703	8,007	$77.28
	30 East 40th Street	4	4,540	4,540	60.03
	100 Park Avenue	1	10,370	10,889	64.78
	110 East 42nd Street	3	24,849	24,849	63.64
	110 Greene Street	5	8,232	5,498	71.54
	220 East 42nd Street	4	90,103	90,103	41.16
	420 Lexington Avenue	1	1,891	2,129	66.58
	485 Lexington Avenue	1	13,827	13,827	72.06
	521 Fifth Avenue	1	3,000	3,665	59.57
	600 Lexington Avenue	1	6,780	6,334	74.24
	800 Third Avenue	2	7,350	8,227	61.30
	810 Seventh Avenue	1	15,500	17,320	62.00
	919 Third Avenue	2	160,894	161,797	71.83
	1185 Avenue of the Americas	2	50,000	55,272	67.35
	1350 Avenue of the Americas	1	2,102	2,102	71.39
	Total/Weighted Average	31	406,141	414,559	$63.15

Retail
	220 East 42nd Street	3	17,938	17,938	$61.07
	304 Park Avenue South	1	3,070	3,070	147.31
	420 Lexington Avenue	2	1,741	1,866	173.45
	1515 Broadway	1	19,538	19,487	503.08
	Total/Weighted Average	7	42,287	42,361	$275.60

Storage
	919 Third Avenue	1	1,500	1,500	$27.50
	Total/Weighted Average	1	1,500	1,500	$27.50

	Total Space which became available during the quarter
	Office	31	406,141	414,559	$63.15
	Retail	7	42,287	42,361	$275.60
	Storage	1	1,500	1,500	$27.50
		39	449,928	458,420	$82.67

	Total Available Space		1,441,822

(1) Escalated rent is calculated as total annual lease related income excluding electric charges.
(2) Includes expiring space, relocating tenants and move-outs where tenants vacated. Excludes lease expirations where tenants heldover.

Supplemental Information	43	Third Quarter 2016

LEASING ACTIVITY - MANHATTAN OPERATING PROPERTIES Commenced Leasing Unaudited

Activity	Building Address	# of Leases	Term (Yrs)	Useable SF	Rentable SF	New Cash Rent / Rentable SF(1)	Prev. Escalated Rent/ Rentable SF(2)	TI / Rentable SF	Free Rent # of Months

Available Space				1,441,822

Office
	3 Columbus Circle	1	5.0	5,930	6,190	$77.00	$51.88	—	—
	30 East 40th Street	2	9.5	2,540	3,083	$67.01	$49.06	$32.44	6.4
	110 East 42nd Street	2	9.2	42,354	46,634	$54.91	$53.42	$43.01	5.8
	110 Greene Street	1	5.1	2,426	2,426	$82.60	$57.51	$21.78	1.0
	125 Park Avenue	1	10.4	7,340	7,786	$63.00	—	$89.98	5.0
	220 East 42nd Street	1	10.3	8,754	9,809	$67.00	—	$110.38	4.0
	280 Park Avenue	1	10.0	7,926	8,941	$120.00	—	$110.63	4.0
	420 Lexington Avenue	6	3.7	8,376	12,268	$59.70	$56.30	$14.94	1.4
	521 Fifth Avenue	3	7.4	14,022	16,106	$68.14	$52.88	$84.27	4.0
	609 Fifth Avenue	1	2.1	695	746	$60.00	$76.84	—	—
	711 Third Avenue	4	13.3	106,945	128,314	$60.95	$46.77	$91.75	6.0
	800 Third Avenue	3	6.0	12,209	13,138	$61.77	$51.56	$12.73	1.6
	810 Seventh Avenue	1	10.6	15,500	17,320	$69.00	$68.40	$25.00	7.0
	919 Third Avenue	5	5.2	160,868	174,005	$58.10	$66.47	$17.28	2.9
	Total/Weighted Average	32	8.5	395,885	446,766	$61.50	$59.81	$48.91	4.3

Retail
	304 Park Avenue South	2	10.5	5,070	5,733	$185.14	$113.70	—	6.0
	420 Lexington Avenue	1	5.0	274	205	$91.00	$157.78	—	0.4
	625 Madison Avenue	2	10.4	3,313	3,313	$71.26	—	$26.27	5.0
	1350 Avenue of the Americas	2	15.0	2,874	2,874	$332.77	$119.05	$20.29	3.1
	Total/Weighted Average	7	11.5	11,531	12,125	$187.42	$116.47	$11.99	4.9

Storage
	220 East 42nd Street	1	16.3	875	848	$25.00	—	—	—
	919 Third Avenue	1	5.4	1,500	1,543	$25.00	$26.73	—	3.0
	1350 Avenue of the Americas	1	15.0	428	428	$25.00	—	—	5.0
	Total/Weighted Average	3	10.2	2,803	2,819	$25.00	$26.73	$0.00	2.4
Leased Space
	Office (3)	32	8.5	395,885	446,766	$61.50	$59.81	$48.91	4.3
	Retail	7	11.5	11,531	12,125	$187.42	$116.47	$11.99	4.9
	Storage	3	10.2	2,803	2,819	$25.00	$26.73	—	2.4
	Total	42	8.6	410,219	461,710	$64.58	$61.10	$47.64	4.3

Total Available Space as of 9/30/16				1,031,603
(1) Annual initial base rent.
(2) Escalated rent is calculated as total annual lease related income excluding electric charges.
(3) Average starting office rent excluding new tenants replacing vacancies is $59.69/rsf for 337,519 rentable SF. Average starting office rent for office space (leased and early renewals, excluding new tenants replacing vacancies) is $73.22/rsf for 1,085,757 rentable SF.

Supplemental Information	44	Third Quarter 2016

LEASING ACTIVITY - MANHATTAN OPERATING PROPERTIES Commenced Leasing Unaudited

Activity	Building Address	# of Leases	Term (Yrs)	Useable SF	Rentable SF	New Cash Rent / Rentable SF(1)	Prev. Escalated Rent/ Rentable SF(2)	TI / Rentable SF	Free Rent # of Months

Early Renewals
Office
	3 Columbus Circle	1	5.0	5,930	6,190	$85.00	$85.00	—	—
	110 East 42nd Street	1	5.2	4,154	4,240	$60.00	$60.56	—	2.0
	220 East 42nd Street	2	15.2	88,193	97,566	$61.31	$52.17	$68.35	5.3
	420 Lexington Avenue	2	3.5	4,655	5,981	$57.24	$48.07	—	1.8
	600 Lexington Avenue	1	5.3	25,482	25,995	$80.00	$94.35	$40.01	3.0
	800 Third Avenue	1	5.0	4,616	4,616	$65.44	$66.00	—	1.0
	1745 Broadway	2	11.6	567,561	603,650	$82.60	$63.01	$31.01	4.1
	Total/Weighted Average	10	11.6	700,591	748,238	$79.32	$62.75	$35.32	4.2

Retail
	711 Third Avenue	1	10.1	3,187	3,100	$102.00	$95.21	—	—
	810 Seventh Avenue	1	10.0	6,356	11,058	$187.00	$155.53	—	—
	Total/Weighted Average	2	10.0	9,543	14,158	$168.39	$142.32	—	—
Storage
	220 East 42nd Street	1	15.0	452	452	$25.00	$29.99	—	4.0
	420 Lexington Avenue	1	6.0	198	198	$25.00	$22.84	—	—
	Total/Weighted Average	2	12.3	650	650	$25.00	$27.81	—	2.8
Renewals
	Early Renewals Office	10	11.6	700,591	748,238	$79.32	$62.75	$35.32	4.2
	Early Renewals Retail	2	10.0	9,543	14,158	$168.39	$142.32	—	—
	Early Renewals Storage	2	12.3	650	650	$25.00	$27.81	—	2.8
	Total	14	11.6	710,784	763,046	$80.92	$64.20	$34.64	4.1

(1) Annual initial base rent.
(2) Escalated rent is calculated as total annual lease related income excluding electric charges.
(3) Average starting office rent excluding new tenants replacing vacancies is $59.69/rsf for 337,519 rentable SF. Average starting office rent for office space (leased and early renewals, excluding new tenants replacing vacancies) is $73.22/rsf for 1,085,757 rentable SF.

Supplemental Information	45	Third Quarter 2016

LEASING ACTIVITY - SUBURBAN OPERATING PROPERTIES Available Space Unaudited

Activity	Building Address	# of Leases	Useable SF	Rentable SF	Escalated Rent/Rentable SF ($'s)(1)

Available Space at 6/30/16			1,080,414

Less: Sold Vacancies	500 West Putnam Avenue, Greenwich, Connecticut		(56,158)

Space which became available during the Quarter (2):
Office
	1100 King Street - 5 Int'l Drive, Rye Brook, New York	1	520	520	$27.76
	2 Landmark Square, Stamford, Connecticut	1	2,550	2,550	36.32
	4 Landmark Square, Stamford, Connecticut	1	4,570	4,570	33.05
	680 Washington Boulevard, Stamford, Connecticut	2	21,017	21,017	42.55
	1055 Washington Boulevard, Stamford, Connecticut	2	5,782	5,782	22.21
	125 Chubb Way, Lyndhurst, New Jersey	1	2,573	3,308	24.26
	16 Court Street, Brooklyn, New York	4	5,990	7,094	45.16
	Total/Weighted Average	12	43,002	44,841	$37.50

Storage
	4 Landmark Square, Stamford, Connecticut	1	200	200	12.00
	16 Court Street, Brooklyn, New York	1	160	160	22.51
	Total/Weighted Average	2	360	360	$16.67

	Total Space which became available during the Quarter
	Office	12	43,002	44,841	$37.50
	Retail	2	360	360	$16.67
		14	43,362	45,201	$37.33

	Total Available Space		1,067,618

(1) Escalated rent is calculated as total annual lease related income excluding electric charges.
(2) Includes expiring space, relocating tenants and move-outs where tenants vacated. Excludes lease expirations where tenants heldover.

Supplemental Information	46	Third Quarter 2016

LEASING ACTIVITY - SUBURBAN OPERATING PROPERTIES Commenced Leasing Unaudited

Activity	Building Address	# of Leases	Term (Yrs)	Useable SF	Rentable SF	New Cash Rent / Rentable SF(1)	Prev. Escalated Rent/ Rentable SF(2)	TI / Rentable SF	Free Rent # of Months

Available Space				1,067,618

Office
	1100 King Street - 5 Int'l Drive, Rye Brook, New York	1	4.2	1,725	1,725	$24.00	—	$2.00	2.0
	520 White Plains Road, Tarrytown, New York	1	5.5	3,138	3,138	$26.50	$30.66	$23.07	6.0
	200 Summit Lake Drive, Valhalla, New York	1	3.1	3,110	3,110	$26.50	—	$48.95	2.2
	360 Hamilton Avenue, White Plains, New York	1	10.0	2,419	2,419	$37.00	$23.02	$32.96	—
	1 Landmark Square, Stamford, Connecticut	1	3.2	1,900	1,900	$40.00	—	$52.90	2.0
	4 Landmark Square, Stamford, Connecticut	1	6.3	4,570	4,570	$33.00	$28.50	$4.38	6.0
	680 Washington Boulevard, Stamford, Connecticut	1	10.8	20,217	20,217	$43.00	$43.05	$55.00	10.0
	1010 Washington Boulevard, Stamford, Connecticut	3	7.2	12,760	12,760	$33.53	—	$31.96	7.3
	1055 Washington Boulevard, Stamford, Connecticut	1	3.1	901	901	$36.50	$35.32	$12.50	1.0
	125 Chubb Way, Lyndhurst, New Jersey	2	7.6	22,168	21,819	$23.76	—	$49.54	0.2
	16 Court Street, Brooklyn, New York	2	3.7	1,605	2,526	$52.43	$39.39	$41.77	0.7
	Total/Weighted Average	15	7.7	74,513	75,085	$33.35	$37.94	$41.90	4.8

Storage
	1100 King Street - 5 Int'l Drive, Rye Brook, New York	1	0.4	1,058	1,058	$13.00	—	—	—
	4 Landmark Square, Stamford, Connecticut	1	6.3	200	200	$12.00	$12.00	—	—
	Total/Weighted Average	2	1.4	1,258	1,258	$12.84	$12.00	—	—

Leased Space
	Office (3)	15	7.7	74,513	75,085	$33.35	$37.94	$41.90	4.8
	Storage	2	1.4	1,258	1,258	$12.84	$12.00	—	—
	Total	17	7.6	75,771	76,343	$33.01	$37.78	$41.21	4.8

Total Available Space as of 9/30/16				991,847

Early Renewals
Office
	1100 King Street - 4 Int'l Drive, Rye Brook, New York	1	1.1	1,740	1,950	$32.00	$32.00	$2.00	1.0
	1100 King Street - 6 Int'l Drive, Rye Brook, New York	1	1.0	31,520	31,520	$29.00	$29.00	—	—
	1 Landmark Square, Stamford, Connecticut	3	3.6	11,894	12,425	$41.62	$40.71	—	0.9
	Total/Weighted Average	5	1.7	45,154	45,895	$32.55	$32.30	$0.08	0.3

Renewals
	Early Renewals Office	5	1.7	45,154	45,895	$32.55	$32.30	$0.08	0.3
	Total	5	1.7	45,154	45,895	$32.55	$32.30	$0.08	0.3

(1) Annual initial base rent.
(2) Escalated rent is calculated as total annual lease related income excluding electric charges.
(3) Average starting office rent excluding new tenants replacing vacancies is $39.50/rsf for 31,974 rentable SF. Average starting office rent for office space (leased and early renewals, excluding new tenants replacing vacancies) is $35.40/rsf for 77,869 rentable SF.

Supplemental Information	47	Third Quarter 2016

ANNUAL LEASE EXPIRATIONS - MANHATTAN OPERATING PROPERTIES Office, Retail and Storage Leases Unaudited

	Consolidated Properties						Joint Venture Properties
Year of Lease Expiration	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)

1st Quarter 2016 (1)	5	2,913	0.02%	$62,627	$21.50	$30.56	1	291	—	$6,600	$22.68	$25.00
2nd Quarter 2016 (1)	3	21,239	0.13%	1,642,843	77.35	100.23	—	—	—	—	—	—
3rd Quarter 2016 (1)	2	20,161	0.13%	1,466,587	72.74	76.83	—	—	—	—	—	—
4th Quarter 2016	23	123,146	0.78%	8,229,404	66.83	71.67	3	44,490	0.71%	3,152,049	70.85	70.70

Total 2016	33	167,459	1.06%	$11,401,461	$68.09	$75.20	4	44,781	0.72%	$3,158,649	$70.54	$70.40

2017	96	881,309	5.56%	$58,941,410	$66.88	$69.72	15	175,154	2.80%	$13,403,155	$76.52	$78.30
2018	82	629,092	3.97%	50,232,969	79.85	115.80	26	235,358	3.76%	23,142,699	98.33	84.68
2019	82	1,073,622	6.77%	74,159,687	69.07	74.33	23	391,784	6.26%	31,280,404	79.84	84.97
2020	96	2,384,035	15.04%	148,605,356	62.33	69.39	21	254,363	4.06%	15,150,385	59.56	68.67
2021	89	1,753,405	11.06%	109,753,498	62.59	65.41	17	293,394	4.69%	17,587,359	59.94	69.67
2022	57	964,091	6.08%	64,597,544	67.00	79.06	17	176,391	2.82%	12,279,431	69.61	76.50
2023	38	763,622	4.82%	44,525,734	58.31	64.96	13	468,116	7.48%	35,064,678	74.91	74.30
2024	27	263,374	1.66%	18,519,048	70.31	72.38	16	358,900	5.73%	31,998,406	89.16	88.91
2025	33	629,496	3.97%	55,856,104	88.73	88.37	13	397,559	6.35%	33,216,229	83.55	86.13
Thereafter	109	6,339,966	40.00%	374,037,013	59.00	65.99	31	3,463,751	55.34%	238,389,021	68.82	82.56
	742	15,849,471	100.00%	$1,010,629,825	$63.76	$71.02	196	6,259,551	100.00%	$454,670,417	$72.64	$81.22

	NOTE: Data excludes space currently occupied by SL Green's corporate offices
	(1) Includes month to month holdover tenants that expired prior to September 30, 2016.
	(2) Tenants may have multiple leases.
	(3) Represents in place annualized rent allocated by year of expiration.

(4) Management's estimate of current average asking rents for currently occupied space as of September 30, 2016. Taking rents are typically lower than asking rents and may vary from property to property.

Supplemental Information	48	Third Quarter 2016

ANNUAL LEASE EXPIRATIONS - SUBURBAN OPERATING PROPERTIES Office, Retail and Storage Leases Unaudited

	Consolidated Properties						Joint Venture Properties
Year of Lease Expiration	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)

1st Quarter 2016 (1)	11	33,973	1.05%	$1,110,262	$32.68	$39.28	2	4,060	0.91%	$116,797	$28.77	$36.00
2nd Quarter 2016 (1)	—	—	—	—	—	—	—	—	—	—	—	—
3rd Quarter 2016 (1)	8	38,211	1.18%	1,361,413	35.63	39.70	—	—	—	—	—	—
4th Quarter 2016	11	47,888	1.48%	1,817,217	37.95	38.90	—	—	—	—	—	—

Total 2016	30	120,072	3.70%	$4,288,891	$35.72	$39.26	2	4,060	0.91%	$116,797	$28.77	$36.00

2017	42	204,796	6.31%	$8,132,946	$39.71	$43.64	6	43,017	9.64%	$1,482,031	$34.45	$34.52
2018	54	291,029	8.97%	10,002,772	34.37	36.28	2	22,538	5.05%	912,780	40.50	36.00
2019	51	458,386	14.13%	13,267,405	28.94	29.70	6	31,879	7.14%	1,073,486	33.67	36.00
2020	35	304,137	9.37%	11,288,791	37.12	39.50	3	38,562	8.64%	1,496,230	38.80	36.00
2021	41	461,829	14.24%	14,382,511	31.14	32.41	5	104,296	23.37%	3,875,128	37.16	36.00
2022	26	133,961	4.13%	5,196,648	38.79	41.23	1	16,383	3.67%	585,204	35.72	36.00
2023	19	170,872	5.27%	5,599,592	32.77	34.66	2	42,334	9.48%	1,422,001	33.59	36.00
2024	13	207,526	6.40%	6,482,197	31.24	39.65	2	52,707	11.81%	1,798,161	34.12	36.00
2025	16	167,698	5.17%	5,497,146	32.78	33.91	1	1,729	0.39%	57,600	33.31	36.00
Thereafter	34	723,872	22.31%	23,118,520	31.94	33.54	4	88,854	19.91%	2,924,761	32.92	35.96
	361	3,244,178	100.00%	$107,257,419	$33.06	$35.28	34	446,359	100.00%	$15,744,180	$35.27	$35.85

	(1) Includes month to month holdover tenants that expired prior to September 30, 2016.
	(2) Tenants may have multiple leases.
	(3) Represents in place annualized rent allocated by year of expiration.

(4) Management's estimate of current average asking rents for currently occupied space as of September 30, 2016. Taking rents are typically lower than asking rents and may vary from property to property.

Supplemental Information	49	Third Quarter 2016

ANNUAL LEASE EXPIRATIONS Retail Leases Excluding Suburban Properties Unaudited

	Consolidated Properties						Joint Venture Properties
Year of Lease Expiration	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)

High Street Retail
2016 (1)	7	10,944	3.06%	$1,128,661	$103.13	$104.91	1	3,553	1.14%	$138,471	$38.97	$40.92
2017	16	63,327	17.70%	3,807,109	60.12	174.65	5	19,854	6.34%	1,067,169	53.75	75.43
2018	10	18,599	5.20%	1,037,927	55.81	68.39	2	24,473	7.82%	1,722,552	70.39	78.29
2019	4	5,350	1.50%	574,016	107.29	108.78	—	—	—	—	—	—
2020	4	8,757	2.45%	1,184,969	135.32	407.16	3	25,424	8.12%	5,283,088	207.80	277.01
2021	1	108,148	30.23%	6,740,732	62.33	70.00	5	26,753	8.55%	4,664,292	174.35	221.41
2022	1	1,366	0.38%	216,124	158.22	299.00	2	50,808	16.23%	21,778,494	428.64	501.10
2023	2	8,776	2.45%	723,210	82.41	99.84	2	7,131	2.28%	1,458,648	204.55	350.00
2024	5	76,039	21.25%	16,271,644	213.99	221.22	1	7,793	2.49%	4,882,620	626.54	898.00
2025	3	33,944	9.49%	813,986	23.98	23.84	3	16,143	5.16%	1,108,925	68.69	68.69
Thereafter	3	22,518	6.29%	3,716,018	165.02	235.39	9	131,070	41.88%	69,924,215	533.49	592.01
	56	357,768	100.00%	$36,214,396	$101.22	$138.12	33	313,002	100.00%	$112,028,475	$357.92	$415.91
Vacancy (5)		10,040				517.93		51,002				550.49
		367,808				$148.48		364,004				$434.77

Other Retail
2016 (1)	2	$10,768	1.34%	$1,093,050	$101.51	$227.49	1	120	0.04%	$21,000	$175.00	$175.00
2017	8	31,942	3.96%	4,641,804	145.32	233.32	3	3,123	0.92%	462,296	148.03	145.82
2018	8	62,051	7.69%	11,811,587	190.35	539.64	7	13,587	4.00%	2,027,428	149.22	159.83
2019	6	56,522	7.01%	4,825,692	85.38	209.62	2	7,400	2.18%	1,206,653	163.06	195.41
2020	11	59,121	7.33%	7,395,043	125.08	158.08	3	32,800	9.65%	1,493,318	45.53	54.77
2021	11	26,753	3.32%	2,822,123	105.49	141.96	2	5,992	1.76%	636,484	106.22	103.52
2022	14	130,693	16.21%	16,338,309	125.01	158.93	6	12,603	3.71%	1,613,397	128.02	175.49
2023	5	38,875	4.82%	5,262,678	135.37	146.06	4	15,009	4.42%	1,398,578	93.18	94.67
2024	7	28,143	3.49%	4,810,348	170.93	163.24	11	30,774	9.06%	3,429,868	111.45	150.11
2025	11	34,951	4.33%	12,676,528	362.69	399.30	4	3,147	0.93%	664,060	211.01	207.62
Thereafter	33	326,578	40.50%	35,826,096	109.70	119.61	26	215,270	63.35%	34,630,923	160.87	182.65
	116	806,397	100.00%	$107,503,258	$133.31	$189.04	69	339,825	100.00%	$47,584,005	$140.03	$161.07
Vacancy (5)		57,116				365.32		33,461				137.54
		863,513				$200.70		373,286				$158.96

	(1) Includes month to month holdover tenants that expired prior to September 30, 2016.
	(2) Tenants may have multiple leases.
	(3) Represents in place annualized rent allocated by year of expiration.
	(4) Management's estimate of average asking rents for currently occupied space as of September 30, 2016. Taking rents are typically lower than asking rents and may vary from property to property.
	(5) Includes square footage on leases signed but not yet commenced.

Supplemental Information	50	Third Quarter 2016

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY Manhattan Unaudited (Dollars in Thousands)

					Occupancy (%)		Acquisition
	Property	Type of Ownership	Submarket	Net Rentable SF	at acquisition	9/30/2016	Price ($'s) (1)
1998 - 2016 Acquisitions
Mar-98	420 Lexington Avenue	Operating Sublease	Grand Central	1,188,000	83.0	98.6	$78,000
May-98	711 3rd Avenue	Operating Sublease	Grand Central	524,000	79.0	88.7	65,600
Jun-98	440 9th Avenue	Fee Interest	Penn Station	339,000	76.0	N/A	32,000
Jan-99	420 Lexington Leasehold	Sub-leasehold	Grand Central	—	—	—	27,300
Jan-99	555 West 57th Street - 65% JV	Fee Interest	Midtown West	941,000	100.0	99.9	66,700
Aug-99	1250 Broadway - 50% JV	Fee Interest	Penn Station	670,000	96.5	N/A	93,000
Nov-99	555 West 57th Street - remaining 35%	Fee Interest	Midtown West	—	—	99.9	34,100
Feb-00	100 Park Avenue - 50% JV	Fee Interest	Grand Central	834,000	96.5	96.4	192,000
Jun-01	317 Madison Avenue	Fee Interest	Grand Central	450,000	95.0	N/A	105,600
Sep-01	1250 Broadway - 49.9% JV (2)	Fee Interest	Penn Station	670,000	97.7	N/A	126,500
May-02	1515 Broadway - 55% JV	Fee Interest	Times Square	1,750,000	98.0	97.3	483,500
Feb-03	220 East 42nd Street	Fee Interest	Grand Central	1,135,000	91.9	79.5	265,000
Mar-03	125 Broad Street	Fee Interest	Downtown	525,000	100.0	N/A	92,000
Oct-03	461 Fifth Avenue	Leasehold Interest	Midtown	200,000	93.9	99.9	60,900
Dec-03	1221 Avenue of the Americas - 45% JV	Fee Interest	Rockefeller Center	2,550,000	98.8	N/A	1,000,000
Mar-04	19 West 44th Street - 35% JV	Fee Interest	Midtown	292,000	86.0	N/A	67,000
Jul-04	750 Third Avenue	Fee Interest	Grand Central	779,000	100.0	97.5	255,000
Jul-04	485 Lexington Avenue - 30% JV	Fee Interest	Grand Central	921,000	100.0	96.6	225,000
Oct-04	625 Madison Avenue	Leasehold Interest	Plaza District	563,000	68.0	98.8	231,500
Feb-05	28 West 44th Street	Fee Interest	Midtown	359,000	87.0	N/A	105,000
Apr-05	1 Madison Avenue - 55% JV	Fee Interest	Park Avenue South	1,177,000	96.0	100.0	803,000
Apr-05	5 Madison Avenue Clock Tower	Fee Interest	Park Avenue South	267,000	N/A	N/A	115,000
Jun-05	19 West 44th Street - remaining 65%	Fee Interest	Midtown	—	—	N/A	91,200
Mar-06	521 Fifth Avenue	Leasehold Interest	Midtown	460,000	97.0	89.2	210,000
Jun-06	609 Fifth Avenue	Fee Interest	Midtown	160,000	98.5	76.6	182,000
Dec-06	485 Lexington Avenue - remaining 70%	Fee Interest	Grand Central	—	—	96.6	578,000
Dec-06	800 Third Avenue - 42.95% JV	Fee Interest	Grand Central North	526,000	96.9	97.1	285,000
Jan-07	Reckson - NYC Portfolio	Fee Interests / Leasehold Interest	Various	5,612,000	98.3	97.1	3,679,530
Apr-07	331 Madison Avenue	Fee Interest	Grand Central	114,900	97.6	N/A	73,000
Apr-07	1745 Broadway - 32.3% JV	Fee Interest	Midtown	674,000	100.0	100.0	520,000
Jun-07	333 West 34th Street	Fee Interest	Penn Station	345,400	100.0	N/A	183,000
Aug-07	1 Madison Avenue - remaining 45%	Fee Interest	Park Avenue South	1,177,000	99.8	100.0	1,000,000
Dec-07	388 & 390 Greenwich Street - 50.6% JV	Fee Interest	Downtown	2,635,000	100.0	N/A	1,575,000
Jan-10	100 Church Street	Fee Interest	Downtown	1,047,500	41.3	99.5	181,600
May-10	600 Lexington Avenue - 55% JV	Fee Interest	Grand Central North	303,515	93.6	90.2	193,000
Aug-10	125 Park Avenue	Fee Interest	Grand Central	604,245	99.1	99.9	330,000
Jan-11	521 Fifth Avenue - remaining 49.9%	Leasehold Interest	Midtown	460,000	80.7	89.2	245,700
Apr-11	1515 Broadway - remaining 45%	Fee Interest	Times Square	1,750,000	98.5	97.3	1,210,000
May-11	110 East 42nd Street	Fee Interest	Grand Central	205,000	72.6	99.9	85,570
May-11	280 Park Avenue - 49.5% JV	Fee Interest	Park Avenue	1,219,158	78.2	82.3	1,110,000
Nov-11	180 Maiden Lane - 49.9% JV	Fee Interest	Financial East	1,090,000	97.7	N/A	425,680
Nov-11	51 East 42nd Street	Fee Interest	Grand Central	142,000	95.5	N/A	80,000
Feb-12	10 East 53rd Street - 55% JV	Fee Interest	Plaza District	354,300	91.9	48.1	252,500
Jun-12	304 Park Avenue South	Fee Interest	Midtown South	215,000	95.8	100.0	135,000
Sep-12	641 Sixth Avenue	Fee Interest	Midtown South	163,000	92.1	100.0	90,000
Dec-12	315 West 36th Street - 35.5% JV	Fee Interest	Times Square South	147,619	99.2	N/A	46,000
May-14	388 & 390 Greenwich Street - remaining 49.4%	Fee Interest	Downtown	2,635,000	100.0	N/A	1,585,000
Jul-15	110 Greene Street - 90% JV	Fee Interest	Soho	223,600	84.0	74.7	255,000
Aug-15	30 East 40th Street - 60% JV	Leasehold Interest	Grand Central South	69,446	100.0	96.3	4,650
Aug-15	11 Madison Avenue	Fee Interest	Park Avenue South	2,314,000	71.6	98.0	2,285,000
Dec-15	600 Lexington Avenue - remaining 45%	Fee Interest	Grand Central North	303,515	95.5	90.2	284,000
				41,085,198			$21,699,130
(1) Acquisition price represents purchase price for consolidated acquisitions and purchase price or imputed value for joint venture properties.
(2) Ownership interest from November 2001 - May 2008 was 55%. (From 9/1/01-10/31/01 the Company owned 99.8% of this property.)

Supplemental Information	51	Third Quarter 2016

SUMMARY OF REAL ESTATE SALES ACTIVITY Manhattan Unaudited (Dollars in Thousands)

					Sales	Sales
	Property	Type of Ownership	Submarket	Net Rentable SF	Price ($'s)	Price ($'s/SF)
2000 - 2015 Sales
Feb-00	29 West 35th Street	Fee Interest	Penn Station	78,000	$11,700	$150
Mar-00	36 West 44th Street	Fee Interest	Grand Central	178,000	31,500	177
May-00	321 West 44th Street - 35% JV	Fee Interest	Times Square	203,000	28,400	140
Nov-00	90 Broad Street	Fee Interest	Financial	339,000	60,000	177
Dec-00	17 Battery South	Fee Interest	Financial	392,000	53,000	135
Jan-01	633 Third Ave	Fee Interest	Grand Central North	40,623	13,250	326
May-01	1 Park Ave - 45% JV	Fee Interest	Grand Central South	913,000	233,900	256
Jun-01	1412 Broadway	Fee Interest	Times Square South	389,000	90,700	233
Jul-01	110 East 42nd Street	Fee Interest	Grand Central	69,700	14,500	208
Sep-01	1250 Broadway (1)	Fee Interest	Penn Station	670,000	126,500	189
Jun-02	469 Seventh Avenue	Fee Interest	Penn Station	253,000	53,100	210
Mar-03	50 West 23rd Street	Fee Interest	Chelsea	333,000	66,000	198
Jul-03	1370 Broadway	Fee Interest	Times Square South	255,000	58,500	229
Dec-03	321 West 44th Street	Fee Interest	Times Square	203,000	35,000	172
May-04	1 Park Avenue (2)	Fee Interest	Grand Central South	913,000	318,500	349
Oct-04	17 Battery Place North	Fee Interest	Financial	419,000	70,000	167
Nov-04	1466 Broadway	Fee Interest	Times Square	289,000	160,000	554
Apr-05	1414 Avenue of the Americas	Fee Interest	Plaza District	111,000	60,500	545
Aug-05	180 Madison Avenue	Fee Interest	Grand Central	265,000	92,700	350
Jul-06	286 & 290 Madison Avenue	Fee Interest	Grand Central	149,000	63,000	423
Aug-06	1140 Avenue of the Americas	Leasehold Interest	Rockefeller Center	191,000	97,500	510
Dec-06	521 Fifth Avenue (3)	Leasehold Interest	Midtown	460,000	240,000	522
Mar-07	1 Park Avenue	Fee Interest	Grand Central South	913,000	550,000	602
Mar-07	70 West 36th Street	Fee Interest	Garment	151,000	61,500	407
Jun-07	110 East 42nd Street	Fee Interest	Grand Central North	181,000	111,500	616
Jun-07	125 Broad Street	Fee Interest	Downtown	525,000	273,000	520
Jun-07	5 Madison Clock Tower	Fee Interest	Park Avenue South	267,000	200,000	749
Jul-07	292 Madison Avenue	Fee Interest	Grand Central South	187,000	140,000	749
Jul-07	1372 Broadway (4)	Fee Interest	Penn Station/Garment	508,000	335,000	659
Nov-07	470 Park Avenue South	Fee Interest	Park Avenue South/Flatiron	260,000	157,000	604
Jan-08	440 Ninth Avenue	Fee Interest	Penn Station	339,000	160,000	472
May-08	1250 Broadway	Fee Interest	Penn Station	670,000	310,000	463
Oct-08	1372 Broadway (5)	Fee Interest	Penn Station/Garment	508,000	274,000	539
May-10	1221 Avenue of the Americas (6)	Fee Interest	Rockefeller Center	2,550,000	1,280,000	502
Sep-10	19 West 44th Street	Fee Interest	Midtown	292,000	123,150	422
May-11	28 West 44th Street	Fee Interest	Midtown	359,000	161,000	448
Aug-13	333 West 34th Street	Fee Interest	Penn Station	345,400	220,250	638
May-14	673 First Avenue	Leasehold Interest	Grand Central South	422,000	145,000	344
Sep-15	120 West 45th Street	Fee Interest	Midtown	440,000	365,000	830
Sep-15	315 West 36th Street	Fee Interest	Times Square South	148,000	115,000	777
				16,178,723	$6,959,650	$430

2016 Sales
Jun-16	388 & 390 Greenwich Street	Fee Interest	Downtown	2,635,000	$2,000,000	$759
Aug-16	11 Madison Avenue (7)	Fee Interest	Park Avenue South	2,314,000	2,600,000	1,124
				4,949,000	$4,600,000	$929
(1) Company sold a 45% JV interest in the property at an implied $126.5 million gross asset valuation.
(2) Company sold a 75% JV interest in the property at an implied $318.5 million gross asset valuation.
(3) Company sold a 50% JV interest in the property at an implied $240.0 million gross asset valuation.
(4) Company sold a 85% JV interest in the property at an implied $335.0 million gross asset valuation.
(5) Company sold a 15% JV interest in the property at an implied $274.0 million gross asset valuation.
(6) Company sold a 45% JV interest in the property at an implied $1.28 billion gross asset valuation.
(7) Company sold a 40% JV interest in the property at an implied $2.6 billion gross asset valuation, inclusive of the cost associated with lease stipulated improvements to the property.

Supplemental Information	52	Third Quarter 2016

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY Suburban Unaudited (Dollars in Thousands)

					Occupancy (%)		Acquisition
	Property	Type of Ownership	Submarket	Net Rentable SF	at acquisition	9/30/2016	Price ($'s) (1)
2007 - 2016 Acquisitions
Jan-07	300 Main Street	Fee Interest	Stamford, Connecticut	130,000	92.5	N/A	$15,000
Jan-07	399 Knollwood Road	Fee Interest	White Plains, New York	145,000	96.6	N/A	31,600
Jan-07	Reckson - Connecticut Portfolio	Fee Interests / Leasehold Interest	Stamford, Connecticut	1,369,800	88.9	87.9	490,750
Jan-07	Reckson - Westchester Portfolio	Fee Interests / Leasehold Interest	Westchester	2,346,100	90.6	80.0	570,190
Apr-07	Jericho Plazas - 20.26% JV	Fee Interest	Jericho, New York	640,000	98.4	71.0	210,000
Jun-07	1010 Washington Boulevard	Fee Interest	Stamford, Connecticut	143,400	95.6	88.2	38,000
Jun-07	500 West Putnam Avenue	Fee Interest	Greenwich, Connecticut	121,500	94.4	N/A	56,000
Jul-07	16 Court Street - 35% JV	Fee Interest	Brooklyn, New York	317,600	80.6	95.9	107,500
Aug-07	150 Grand Street	Fee Interest	White Plains, New York	85,000	52.9	N/A	6,700
Sep-07	The Meadows - 25% JV	Fee Interest	Rutherford, New Jersey	582,100	81.3	N/A	111,500
Apr-13	16 Court Street - additional JV interest	Fee Interest	Brooklyn, New York	317,600	84.9	95.9	96,200
				6,198,100			$1,733,440

SUMMARY OF REAL ESTATE SALES ACTIVITY Suburban Unaudited (Dollars in Thousands)

	Property	Type of Ownership	Submarket	Net Rentable SF	Price ($'s)	Price ($'s/SF)
2008 - 2015 Sales
Oct-08	100 & 120 White Plains Road	Fee Interest	Tarrytown, New York	211,000	$48,000	$227
Jan-09	55 Corporate Drive	Fee Interest	Bridgewater, New Jersey	670,000	230,000	343
Aug-09	399 Knollwood Road	Fee Interest	White Plains, New York	145,000	20,767	143
Jul-12	One Court Square	Fee Interest	Long Island City, New York	1,402,000	481,100	343
Sep-13	300 Main Street	Fee Interest	Stamford, Connecticut	130,000	13,500	104
Aug-15	The Meadows	Fee Interest	Rutherford, New Jersey	582,100	121,100	208
Dec-15	140 Grand Street	Fee Interest	White Plains, New York	130,100	22,400	172
Dec-15	150 Grand Street	Fee Interest	White Plains, New York	85,000	9,600	113
				3,355,200	$946,467	$282
2016 Sales
Mar-16	7 Renaissance Square	Fee Interest	White Plains, New York	65,641	$21,000	$320
Jul-16	500 West Putnam Avenue	Fee Interest	Greenwich, Connecticut	121,500	41,000	337
				187,141	$62,000	$331
(1) Acquisition price represents purchase price for consolidated acquisitions and purchase price or imputed value for joint venture properties.

Supplemental Information	53	Third Quarter 2016

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY Retail, Residential, Development / Redevelopment & Land Unaudited (Dollars in Thousands)

					Occupancy (%)		Acquisition
	Property	Type of Ownership	Submarket	Net Rentable SF	at acquisition	9/30/2016	Price ($'s) (1)
2005 - 2015 Acquisitions
Jul-05	1551-1555 Broadway - 10% JV	Fee Interest	Times Square	25,600	N/A	N/A	$85,000
Jul-05	21 West 34th Street - 50% JV	Fee Interest	Herald Square	30,100	N/A	N/A	17,500
Sep-05	141 Fifth Avenue - 50% JV	Fee Interest	Flatiron	21,500	N/A	N/A	13,250
Nov-05	1604 Broadway - 63% JV	Leasehold Interest	Times Square	29,876	17.2	N/A	4,400
Dec-05	379 West Broadway - 45% JV	Leasehold Interest	Lower Manhattan	62,006	100.0	N/A	19,750
Jan-06	25-29 West 34th Street - 50% JV	Fee Interest	Herald Square/Penn Station	41,000	55.8	N/A	30,000
Sep-06	717 Fifth Avenue - 32.75% JV	Fee Interest	Midtown/Plaza District	119,550	63.1	81.1	251,900
Aug-07	180 Broadway - 50% JV	Fee Interest	Lower Manahattan	24,300	85.2	N/A	13,600
Apr-07	Two Herald Square - 55% JV	Fee Interest	Herald Square	N/A	N/A	N/A	225,000
Jul-07	885 Third Avenue - 55% JV	Fee Interest	Midtown / Plaza District	N/A	N/A	N/A	317,000
Jan-08	125 Chubb Way	Fee Interest	Lyndhurst, New Jersey	278,000	—	73.3	29,364
Feb-08	182 Broadway - 50% JV	Fee Interest	Lower Manhattan	46,280	83.8	N/A	30,000
Nov-10	Williamsburg Terrace	Fee Interest	Brooklyn, New York	52,000	100.0	100.0	18,000
Dec-10	11 West 34th Street - 30% JV	Fee Interest	Herald Square/Penn Station	17,150	100.0	100.0	10,800
Dec-10	7 Renaissance Square - 50% JV	Fee Interest	White Plains, New York	65,641	—	N/A	4,000
Dec-10	Two Herald Square - 45% (2)	Fee Interest	Herald Square	354,400	100.0	N/A	247,500
Dec-10	885 Third Avenue - 45% (2)	Fee Interest	Midtown / Plaza District	607,000	100.0	N/A	352,000
Dec-10	292 Madison Avenue	Fee Interest	Grand Central South	203,800	N/A	N/A	78,300
Jan-11	3 Columbus Circle - 48.9%	Fee Interest	Columbus Circle	741,500	20.1	96.2	500,000
Aug-11	1552-1560 Broadway - 50%	Fee Interest	Times Square	35,897	59.7	67.5	136,550
Sep-11	747 Madison Avenue - 33.33%	Fee Interest	Plaza District	10,000	100.0	N/A	66,250
Jan-12	DFR Residential and Retail Portfolio - 80%	Fee Interests / Leasehold Interest	Plaza District, Upper East Side	489,882	95.1	91.3	193,000
Jan-12	724 Fifth Avenue - 50%	Fee Interest	Plaza District	65,010	92.9	97.0	223,000
Jul-12	West Coast Office Portfolio - 27.63%	Fee Interest	—	4,473,603	76.3	N/A	880,104
Aug-12	33 Beekman Street - 45.9%	Fee Interest	Downtown	163,500	—	N/A	31,160
Sep-12	635 Sixth Avenue	Fee Interest	Midtown South	104,000	—	100.0	83,000
Oct-12	1080 Amsterdam - 87.5%	Leasehold Interest	Upper West Side	82,250	2.2	88.5	—
Dec-12	21 East 66th Street - 32.28%	Fee Interest	Plaza District	16,736	100.0	100.0	75,000
Dec-12	985-987 Third Avenue	Fee Interest	Upper East Side	13,678	—	N/A	18,000
Dec-12	131-137 Spring Street	Fee Interest	Soho	68,342	100.0	93.9	122,300
Mar-13	248-252 Bedford Avenue - 90%	Fee Interest	Brooklyn, New York	66,611	—	N/A	54,900
Nov-13	650 Fifth Avenue - 50%	Leasehold Interest	Plaza District	32,324	63.6	10.5	—
Nov-13	315 West 33rd Street - The Olivia	Fee Interest	Penn Station	492,987	96.6	97.3	386,775
Nov-13	562, 570 & 574 Fifth Avenue	Fee Interest	Plaza District	66,962	74.6	N/A	146,222
Jul-14	719 Seventh Avenue - 75%	Fee Interest	Times Square	6,000	100.0	—	41,149
Jul-14	115 Spring Street	Fee Interest	Soho	5,218	100.0	100.0	52,000
Jul-14	752 Madison Avenue	Fee Interest	Plaza District	21,124	100.0	100.0	282,415
Sep-14	121 Greene Street - 50%	Fee Interest	Soho	7,131	100.0	100.0	27,400
Sep-14	635 Madison Avenue (2)	Fee Interest	Plaza District	176,530	100.0	100.0	145,000
Oct-14	102 Greene Street	Fee Interest	Soho	9,200	100.0	54.3	32,250
Oct-14	175-225 Third Street - 95%	Fee Interest	Brooklyn, New York	—	—	—	72,500
Nov-14	55 West 46th Street	Fee Interest	Midtown	347,000	—	17.1	295,000
Feb-15	Stonehenge Portfolio	Fee Interest	—	2,589,184	96.5	92.2	40,000
Mar-15	1640 Flatbush Avenue	Fee Interest	Brooklyn, New York	1,000	100.0	100.0	6,799
Jun-15	Upper East Side Residential - 90%	Fee Interest	Upper East Side Residential	27,000	96.4	42.9	50,074
Aug-15	187 Broadway & 5-7 Dey Street	Fee Interest	Lower Manhattan	73,600	90.5	54.1	63,690
				12,164,472			$5,771,901
2016 Acquisitions
Mar-16	183 Broadway	Fee Interest	Lower Manhattan	9,100	58.3	37.4	$28,500
Apr-16	605 West 42nd Street - 20%	Fee Interest	Midtown West	927,358	—	55.0	759,046
Aug-16	333 East 22nd Street - 33.3% (3)	Leasehold Interest	Midtown South	26,926	—	—	—
				963,384			$787,546
(1) Acquisition price represents purchase price for consolidated acquisitions and purchase price or imputed value for joint venture properties.
(2) Subject to long-term, third party net operating leases.
(3) Ground lease will commence on 10/1/2016.

Supplemental Information	54	Third Quarter 2016

SUMMARY OF REAL ESTATE SALES ACTIVITY Retail, Residential, Development / Redevelopment and Land Unaudited (Dollars in Thousands)

					Sales	Sales
	Property	Type of Ownership	Submarket	Net Rentable SF	Price ($'s)	Price ($'s/SF)
2011 - 2015 Sales
Sep-11	1551-1555 Broadway (1)	Fee Interest	Times Square	25,600	$276,757	$10,811
Feb-12	141 Fifth Avenue (2)	Fee Interest	Flatiron	13,000	46,000	3,538
Feb-12	292 Madison Avenue	Fee Interest	Grand Central South	203,800	85,000	417
Apr-12	379 West Broadway	Leasehold Interest	Lower Manhattan	62,006	48,500	782
Jun-12	717 Fifth Avenue (3)	Fee Interest	Midtown/Plaza District	119,550	617,584	5,166
Sep-12	3 Columbus Circle (4)	Fee Interest	Columbus Circle	214,372	143,600	670
Feb-13	44 West 55th Street	Fee Interest	Plaza District	8,557	6,250	730
Jun-13	West Coast Office Portfolio	Fee Interest	Los Angeles, California	406,740	111,925	275
Aug-13	West Coast Office Portfolio	Fee Interest	Fountain Valley, California	302,037	66,994	222
Sep-13	West Coast Office Portfolio	Fee Interest	San Diego, California	110,511	45,400	411
Dec-13	27-29 West 34th Street	Fee Interest	Herald Square/Penn Station	15,600	70,052	4,491
Jan-14	21-25 West 34th Street	Fee Interest	Herald Square/Penn Station	30,100	114,948	3,819
Mar-14	West Coast Office Portfolio	Fee Interest		3,654,315	756,000	207
May-14	747 Madison Avenue	Fee Interest	Plaza District	10,000	160,000	16,000
Jul-14	985-987 Third Avenue	Fee Interest	Upper East Side	13,678	68,700	5,023
Sep-14	180-182 Broadway	Fee Interest	Lower Manhattan	156,086	222,500	1,425
Nov-14	2 Herald Square	Fee Interest	Herald Square/Penn Station	354,400	365,000	1,030
Jan-15	180 Maiden Lane	Fee Interest	Financial East	1,090,000	470,000	431
Dec-15	570 & 574 Fifth Avenue	Fee Interest	Plaza District	24,327	125,400	5,155
				6,814,679	$3,800,610	$558
2016 Sales
Feb-16	248-252 Bedford Avenue - 90%	Fee Interest	Brooklyn, New York	66,611	$55,000	$826
Feb-16	885 Third Avenue	Fee Interest	Midtown / Plaza District	607,000	453,000	746
May-16	33 Beekman Street	Fee Interest	Downtown	163,500	196,000	1,199
				837,111	$704,000	$840
(1) Company sold our remaining 10% JV interest in the property at an implied $276.8 million sales price.
(2) Inclusive of the fee position which was acquired simultaneously with the sale pursuant to an option.
(3) Company sold 50% of its remaining interest after a promote. The Company retained a 10.92% interest in the property.
(4) The joint venture sold a 29% condominium interest in the property.

Supplemental Information	55	Third Quarter 2016

EXECUTIVE AND SENIOR MANAGEMENT

Stephen L. Green	Edward V. Piccinich
Chairman of the Board	Executive Vice President, Property
Management and Construction
Marc Holliday
Chief Executive Officer	Neil H. Kessner
Executive Vice President, General
Andrew Mathias	Counsel - Real Property
President
David M. Schonbraun
Matthew J. DiLiberto	Co-Chief Investment Officer
Chief Financial Officer
Isaac Zion
Andrew S. Levine	Co-Chief Investment Officer
Chief Legal Officer
Maggie Hui
Steven M. Durels	Chief Accounting Officer
Executive Vice President, Director of
Leasing and Real Property

56

ANALYST COVERAGE

ANALYST COVERAGE

Firm	Analyst	Phone	Email
Bank of America - Merrill Lynch	James C. Feldman	(646) 855-5808	james.feldman@baml.com
Barclays Capital	Ross Smotrich	(212) 526-2306	ross.smotrich@barcap.com
BMO Capital Markets Corp.	John P. Kim	(212) 885-4115	jp.kim@bmo.com
BTIG	James Sullivan	212-738-6139	jsullivan@btig.com
Citigroup	Michael Bilerman	(212) 816-1383	michael.bilerman@citigroup.com
Credit Suisse	Derek J. van Dijkum	212-325-9752	derek.vandijkum@credit-suisse.com
Deutsche Bank	Vin Chao	(212) 250-6799	vincent.chao@db.com
Goldman Sachs & Co.	Brad Burke	(917) 343-2082	brad.burke@gs.com
Green Street Advisors	Jed Reagan	(949) 640-8780	jreagan@greenstreetadvisors.com
Evercore ISI	Steve Sakwa	(212) 446-9462	ssakwa@isigrp.com
Jefferies & Company	Tayo Okusanya	(212) 336-7076	tokusanya@jefferies.com
JMP Securities	Mitchell Germain	(212) 906-3546	mgermain@jmpsecurities.com
JP Morgan Securities, Inc.	Anthony Paolone	(212) 622-6682	anthony.paolone@jpmorgan.com
KeyBanc Capital Markets	Craig Mailman	(917) 368-2316	cmailman@key.com
Morgan Stanley	Vikram Malhotra	(212) 761-7064	vikram.malhotra@morganstanley.com
RW Baird	David Rodgers	(216) 737-7341	drodgers@rwbaird.com
Sandler O'Neill + Partners, L.P.	Alexander D. Goldfarb	(212) 466-7937	agoldfarb@sandleroneill.com
Stifel Nicolaus	John Guinee	(443) 224-1307	jwguinee@stifel.com
SunTrust Robinson Humphrey	Michael Lewis	(404) 926-5000	michael.lewis@suntrust.com
UBS Securities LLC	Nicholas Yulico	(212) 713-3402	nick.yulico@ubs.com
Wells Fargo Securities, LLC	Blaine Heck	(443) 263-6529	blaine.heck@wellsfargo.com

FIXED INCOME COVERAGE

Firm	Analyst	Phone	Email
Citigroup	Thomas Cook	(212) 723-1112	thomas.n.cook@citi.com
Goldman Sachs & Co.	Louise Pitt	(212) 902-3644	louise.pitt@gs.com
JP Morgan Securities, Inc.	Mark Streeter	(212) 834-6601	mark.streeter@jpmorgan.com
Wells Fargo Securities, LLC	Thierry B. Perrein	(704) 715-8455	thierry.perrein@wellsfargo.com

SL Green Realty Corp. is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding SL Green Realty Corp.'s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of SL Green Realty Corp. or its management. SL Green Realty Corp. does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

57